                                                                   EXHIBIT 10.8



                          AGREEMENT REGARDING SUBLEASE



           THIS AGREEMENT REGARDING SUBLEASE (this "Agreement") is entered into as of the __ day of February, 1998, by and among INFORMIX CORPORATION ("lnformix"), INFORMATICA CORPORATION ("Informatica"), and PALO ALTO BAYSHORE INVESTORS, LLC ("Owner"), with reference to the following facts:

           A. Informix leases certain premises commonly identified as 3350 West Bayshore Road, Palo Alto, CA (the "Premises") from Owner, pursuant to a certain Agreement of Lease dated February 22, 1996, as amended March 1, 1996 (the "Lease").

           B. Informatica desires to sublease portions of the Premises from Informix, pursuant to a Sublease dated January 29,1998 (the "Sublease").

           C. Informix has requested Owner's consent to the Sublease pursuant to the terms and conditions of the Lease, and Owner is willing to provide such consent, subject to and upon the terms and conditions of this Agreement.

           NOW, THEREFORE, the undersigned parties hereby agree as follows:

           1. Without relieving Informix from any of its responsibilities, liabilities and obligations under the Lease, Owner hereby consents to the execution and delivery of the Sublease and the performance and observance by the parties thereto of the terms and conditions thereof.

           2. Owner agrees that the release and waiver of subrogation provided in Section 24 of the Lease shall also apply as between Owner and Informatica, and Informatica agrees that such release and waiver shall also apply as between Informatica and Owner.

           3. Notwithstanding anything in the Sublease to the contrary, the parties agree that all rents, additional rent, operating expense reimbursements or other sums payable under the Sublease by Informatica to Informix shall instead be paid directly to Owner. Such payments shall satisfy the obligations of Informatica to Informix under the Sublease, and of Informix to Owner under the Lease, to the extent actually received by Owner. Within fifteen (15) days of Owner's receipt of such payments by Informatica, Owner shall remit to Informix such portion of the Informatica payment as is owed to Informix pursuant to the terms of the Lease.

           4. Notwithstanding anything in the Sublease to the contrary, the parties agree that the security deposit (the "Security Deposit") being paid by Informatica to Informix shall be paid to Owner, and retained, reduced, reimbursed to Informatica, and/or applied by Owner, pursuant to the terms of Paragraph 13 of the Sublease and in accordance with applicable law. If Informatica fails to pay "rent" (as defined in the Sublease) or other charges due under the Sublease, or otherwise defaults with respect to any provision of the Sublease, then notwithstanding anything to the contrary contained in this Agreement, the Lease or the Sublease, the Security Deposit funds shall be applied by Owner in the following order of priority:

                  A. First, to satisfy all monthly base rent, additional rent and any other monetary obligations due and payable by Informix to Owner under the Lease, but excluding any excess rent due and payable in connection with the Sublease pursuant to Paragraph 5.B of the Lease.

                  B. Second, to reimburse Informix for all out-of-pocket costs and expenses incurred by Informix as a result of any default by Informatica under the Sublease, including without limitation, attorneys' fees, court costs and other costs of suit, costs incurred in curing any defaults by Informatica, and costs incurred by Informix in resubletting the Premises (including without limitation, brokerage commissions, attorneys' fees and tenant improvement costs). The reimbursement of such costs and expenses shall be made by Owner within ten (10) days after its receipt of a written request from Informix (which request shall include invoices, receipts and any other available supporting documentation reasonably requested by Owner).

                  C. Third, any Security Deposit funds remaining after the first to occur of (i) the releasing and occupancy of all of the Premises by a replacement subtenant or subtenants, or (ii) the termination of the Master Lease, shall be applied to reimburse Owner and Informix for any unmitigated damages (including, without limitation, the loss of any excess rent as determined under Paragraph 5B of the Lease) each has suffered as a result of Informatica's default under the Sublease. If any remaining Security Deposit funds are insufficient to pay all such unmitigated damages, then the remainder shall be shared by Owner and Informix in proportion to the damage each has suffered.

           5. In consideration of Owner's review of the Sublease and negotiation and preparation of this Agreement, Informix shall pay Owner the sum of One Thousand Five Hundred Dollars ($1,500) upon execution of this Agreement by all parties.

           6. The consent of Owner to the Sublease, as provided in this Agreement shall not be deemed effective until this Agreement has been fully executed, an original copy and the Sublease have been delivered to Owner, and Owner has received (i) the first mouth's rent payment from Informatica in the amount of One Hundred Twenty-Three Thousand Seven Hundred Fifty Dollars ($123,750), (ii) the security deposit in the amount of Three

Hundred Fifty-four Thousand Dollars ($354,000), and the Sublease review fee of One Thousand Five Hundred Dollars ($1,5OO).

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

INFORMIX:

INFORMIX CORPORATION



By: [SIGNATURE}
    ---------------------------------
Its:
    ---------------------------------


INFORMATICA:

INFORMATICA CORPORATION


By: [SIGNATURE]
    ---------------------------------
Its: CEO
    ---------------------------------



OWNER:

PALO ALTO BAYSHORE INVESTORS, LLC
a California limited liability company

By:        Matteson Real Estate Equities, Inc.
           Its Manager



           By: [SIGNATURE]
               --------------------------------
           Its: [TITLE]
               --------------------------------

                                    SUBLEASE

1. PARTIES. This sublease (this "Sublease") is entered into as of January 29th, 1998 by and between Informix Software, Inc., a Delaware corporation ("Sublessor") and Informatica Corporation, a California corporation ("Sublessee").

2.      SUBLEASE.

        (a) Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term, at the rental and upon all of the conditions set forth herein, the Premises described below. This Sublease is and shall at all times be subject and subordinate to the terms and conditions of the Agreement of Lease dated February 22, 1996, as amended by that certain Amendment to Lease dated March 1, 1996, between Palo Alto Bayshore Investors, LLC, successor in interest to Menlo Palo Alto Investors, as landlord ("Landlord"), and Sublessor, as tenant (the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A.

        (b) Except to the extent set forth below, the terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease, and such terms are incorporated into this Sublease as if fully set forth herein, except for those provisions of the Master Lease that are directly contradicted by this Sublease, in which event the terms and conditions of this Sublease shall control over the Master Lease, and except that: (i) each reference in such incorporated sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the Premises then being subleased hereunder; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Landlord under the Master Lease, except as set forth in Section 9 hereof, the sole obligation of Sublessor shall be to request the same in writing from Landlord as and when requested to do so by Sublessee, and to use Sublessor's reasonable efforts (not including the payment of money, the incurring of liabilities or the filing of legal proceedings) to obtain Landlord's performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Lease, except as otherwise provided herein, Sublessee shall have one-half of the specified number of days to perform the obligation, including, without limitation, curing any defaults, unless the specified number of days is seven (7) or less, in which case Sublessee shall have three (3) fewer days to perform the obligation; (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both Landlord and Sublessor, and the approval of Sublessor may be withheld if Landlord's consent is not obtained; (vii) in any case where the "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Landlord and Sublessor; (viii) in an case where "Tenant" is to indemnify, release or waive claims against "Landlord", such indemnity, release or waiver shall be deemed to run from Sublessee to both Landlord and Sublessor; and (ix) in any case where "Tenant" is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Sublessee to both Landlord and Sublessor.

                Notwithstanding the foregoing, (a) the following provisions of the Master Lease shall not be incorporated herein: introductory paragraph, Sections 1-3, 12, 21 (the last sentence of the first paragraph only), 22 (the last sentence of subsection (A) and (B)
                only), 34, 36 (the first sentence only), 39 (the balance of the first sentence after the first comma only), 42-47, Exhibit B and the Amendment to Lease; (b) references in the following provisions to "Landlord" shall mean Landlord only: Sections 4(B)(i)(the last sentence only), 6(A), 8 (except the first sentence of subsection (A) and subsection (E)), 9 (except the fifth and eleventh sentences), 11 (the eighth sentence only), 21(D)(2), 23, 32 (the second and third sentences only) and 36 (the second sentence only); (c) references in the following provisions to "Landlord" shall mean Landlord and Sublessor:
                Sections 5(D), 5(F) (the reference in the eighteenth line only), 8(A)(the first sentence only), 8(E), 9 (the eleventh sentence only), 11 (the ninth sentence only) and 28; (d) references in the following provisions to "Landlord" shall mean Landlord or
                Sublessor: Sections 5(F) (the reference in the eleventh line only), 11 (the sixth sentence only), 18, 19 (all but the second to last reference in the second sentence), 21(D)(1), 22(A), 29, 30 and 37; (e) the "excess" rent under Section 5(B) shall be payable 50% to Sublessor and 50% to Sublessee, after first paying to Landlord all amounts due Landlord under the Master Lease as a result of any sublease by Sublessee (as determined by Sublessor in its sole discretion); (f) as incorporated herein, "Tenant's Share of estimated Project Taxes and Expenses" shall be equal to a fraction, the numerator of which is the square footage of those portions of the Premises then being subleased under this Sublease and the denominator of which is the total square footage of the Building; (g) the subordination in Section 22(A) shall only be subject to Sublessee obtaining nondisturbance agreements in favor of Sublessee for liens placed on the Premises by Sublessor, provided Sublessor has obtained a nondisturbance agreement from Landlord's lender or lessor which will adequately protect Sublessee's interest in the event of foreclosure or lease termination; (h) references in Section 24 to insurance shall only apply to property insurance; and (i) in
                Section 4(B)(ii), lines 27-29 shall be deleted and replaced with "including attorneys' fees and costs, to the extent due to Sublessor's release or emission".

        (c) Sublessor does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Landlord, each and every obligation of Sublessor under the Master Lease with respect to the premises then being subleased by Sublessee hereunder, except to the extent set forth in subsection (b) hereof. This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Landlord thereunder. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control.

3. PREMISES. The "Premises" are in the City of Palo Alto, State of California, located at 3350 West Bayshore Road ("Building"), and consist of the following premises: (a) the second floor of the Building, consisting of approximately 30,000 rentable square feet, as outlined on the floor plan attached as Exhibit B-1 hereto (the "Second Floor Premises"); (b) the eastern portion of the first floor of the of the Building consisting of approximately 15,000 rentable square feet, as outlined on the floor plan attached hereto as Exhibit B-2 hereto (the "East First Floor Premises"); and (c) the western portion of the first floor of the Building consisting of approximately 15,000 rentable square feet, as outlined on the floor plan attached hereto ad Exhibit B-3 (the "West First Floor Premises"). The Second Floor Premises and the East First Floor Premises shall be collectively referred to herein as the "Initial Premises".

4.      TERM.

        (a) The term of this Sublease (the "Term") and the duty to pay rent as to the Initial Premises shall both commence on the later of
                (i) January 21, 1998, (ii) the fifth business day after the date Landlord delivers its written consent to this Sublease and (iii) the date Sublessor has delivered the keys for the Initial Premises to Sublessee and removed Sublessor's personal property from the Initial Premises (the "Commencement Date"). The Term and the duty to pay rent shall both commence as to the West First Floor Premises on the later of (i) July 1, 1999 and (ii) the date Sublessor has delivered the keys for the West First Floor Premises to Sublessee and removed Sublessor's personal property from the West First Floor Premises. The Term as to the entire Premises shall end on January 31, 2001, unless sooner terminated pursuant to any provision hereof.

        (b) If Sublessor permits Sublessee to occupy any Premises prior to the Commencement Date, such occupancy (i) shall be subject to all of the provisions of this Sublease, except for the obligation to pay rent; and (ii) shall not advance the expiration date of this Sublease.

        (c) If Sublessor fails to deliver possession of any of the Premises to Sublessee for any reason on the dates set forth in subsection
                (a) hereof, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof. However, Sublessee shall not be obligated to pay any rent until possession of the Premises is offered to Sublessee. By taking possession of the Premises, Sublessee conclusively shall be deemed to have accepted the Premises in their as-is, then-existing condition, without any warranty whatsoever of Sublessor with respect thereto, except as expressly set forth in this Sublease. Notwithstanding the foregoing, if the Initial Premises are not delivered to Sublessee by March 15, 1998, Sublessee may terminate this Sublease by giving written notice of termination to Sublessor at any time prior to such delivery.

5.      BASE RENT.

(a) Sublessee shall pay to Sublessor base rent for the Premises ("Base Rent") in the following amounts, in equal monthly installments, in advance, on the first day of each month during the Term:

                                               APPROXIMATE SQUARE
                    PERIOD                    FOOTAGE OF PREMISES             MONTHLY RENT
                    ------                    -------------------             ------------
                    To 1/31/99                       45,000                     $123,750
                2/1/99-6/30/99                       45,000                     $128,250
                7/1/99-1/31/00                       60,000                     $171,000
                2/1/00-1/31/01                       60,000                     $177,000

           Base Rent for any period during the Term which is for less than one month shall be a pro rata portion of the monthly installment. Base Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United State of America to Sublessor at the Sublessor's address stated herein or at such other place as Sublessor may designate in writing. In addition, Sublessee shall be liable for, and shall pay when due, all additional costs and expenses required of Sublessor with respect to the Premises then subleased under this Sublease under the Master Lease. During the period prior to the commencement of the Term of the West First Floor Premises, Sublessee shall be responsible for a pro rata portion of the total expenses payable by Sublessor under the Master Lease equal to a fraction, the numerator of which is the square footage of the Premises then subleased under this Sublease and the denominator of which is the total square footage of the premises leased by Sublessor under the Master Lease. Sublessee shall reimburse Sublessor for its pro rata share of maintenance, janitorial costs, insurance expenses, security costs and other services which are incurred by Sublessor for the Common Areas or for operation of the building in which the Premises are located. All such costs and expenses shall be deemed "Additional Rent," which together with the Base Rent is referred to herein as "rent."

        (b) Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor the sum of One Hundred Twenty-Three Thousand Seven Hundred Fifty Dollars ($123,750), which shall constitute Base Rent for the first month of the Term.

6.      IMPROVEMENTS.

        (a) As of the date hereof, to Sublessor's actual knowledge, the roof of the Building is in water-tight condition. As of the Commencement Date, the electrical, plumbing, lighting and heating, ventilating and air conditioning systems serving the Premises shall be in good, working condition. The parties acknowledge and agree that Sublessee is subleasing the Premises on an "as is" basis, and that Sublessor has made no representations or warranties with respect to the condition of the Premises except as set forth in this paragraph. Except as expressly set forth in this Sublease, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990). Sublessee shall look solely to Landlord for performance of any repairs required to be performed by Landlord under the terms of the Master Lease. In no event shall Sublessee be responsible for performing structural repairs to the Premises except to the extent set forth in Section 6(A) of the Master Lease (as incorporated herein).

        (b) All Sublessee improvements are subject to the prior written approval of Landlord and Sublessor and shall be performed by Sublessee in accordance with the provisions of the Master Lease. Sublessee shall, subject to the terms of the Master Lease, be responsible for any restoration costs to the Premises, to the extent such costs are attributable to Sublessee's improvements.

7.      INDEMNIFICATION.

        (a) Sublessee shall indemnify, defend, protect and hold Sublessor and Landlord harmless against all losses, costs, liabilities, damages, claims and the expense of defending the same, to the extent resulting from the act, failure to act, negligence or other fault of Sublessee or its agents, employees, contractors, licensees or invitees. Sublessee further agrees to indemnify, defend, protect and hold harmless Sublessor and Landlord against any and all losses, costs, liabilities, damages and claims by or on behalf of any persons, firm or corporation arising from the conduct or management of any work done by Sublessee in or about the Premises or from any transaction of Sublessee concerning the Premises, and will further indemnify, defend, protect and hold Sublessor and Landlord harmless against and from any and all losses, costs, liabilities, damages and claims to the extent arising from any breach or default on the part of Sublessee under this Sublease.

        (b) Sublessor shall indemnify, defend, protect and hold Sublessee harmless against all losses, costs, liabilities, damages, claims and the expense of defending the same, to the extent arising from any breach or default on the part of the Sublessor under this Sublease.

        (c) The indemnifications in this section shall survive termination of this Sublease.

8. PARKING. Sublessee may use a pro rata portion of the parking spaces allocated to Sublessor under the Master Lease equal to a fraction, the numerator of which is the square footage of the Premises then Subleased by Sublessee under this Sublease, the denominator of which is the square footage of the premises leased by Sublessor under the Master Lease.

9. REPAIRS AND MAINTENANCE. During the Term, Sublessor shall use commercially reasonable efforts to cause Landlord to perform all of its maintenance, repair and replacement responsibilities under the Master Lease. Such reasonable efforts shall include, without limitation: (a) upon Sublessee's written request, promptly notifying Landlord of its nonperformance under the Master Lease, and requesting that Landlord perform its obligations under the Master Lease; and (b) if Landlord's failure to perform materially interferes with Sublessee's use of the Premises and the commencement of legal proceedings is necessary under the circumstances (as determined in Sublessor's reasonable discretion), the commencement and prosecution of legal proceedings in the name of Sublessor or otherwise against Landlord, with counsel reasonably satisfactory to Sublessee. Sublessor shall coordinate any such enforcement proceedings with Sublessee, but control of such proceedings shall be with Sublessor. Sublessee shall pay all costs incurred by Sublessor in connection with its efforts to obtain Landlord's performance, and shall indemnify, defend, protect and hold harmless Sublessor from all costs, claims, liabilities and damages (including reasonable attorneys' fees) associated therewith. Sublessee shall be responsible for all the maintenance and repair of the Premises as required of the "Tenant" under the Master Lease.

10.     DEFAULT BY SUBLESSEE.

        (a) Notwithstanding any conflicting terms of the Master Lease, the occurrence of any one or more of the following matters, in addition to the terms stated in Section 14(A) of the Master Lease, as incorporated herein, shall also constitute a default by Sublessee under this Sublease (an "Event of Default"):

                (i) Sublessee's failure to pay rent within three (3) business days after receipt of written notice of such failure to pay on the due date, provided however, if Sublessor has given Sublessee notice three (3) times, no further notice shall be required of rent not paid on the due date;

                (ii) Sublessee's failure to observe or perform any other covenant, agreement, condition or provision of this Sublease or the Master Lease, if such failure shall continue for twenty (20) days after receipt of written notice from Sublessor to Sublessee, except that if such default cannot be cured within such twenty (20) day period, it shall not be considered a default if Sublessee commences to cure such default within five
                (5) days after such notice is given, gives Sublessor a weekly report of Sublessee's actions to cure the default and proceeds diligently to effect such cure.

                (iii) Sublessee's assignment of this Sublease or sublet of any portion of the Premises without the prior written consent of Sublessor and Landlord.

                (iv) If Sublessee shall be dispossessed by or under authority other than Sublessor, or if Sublessee shall file a voluntary petition in bankruptcy, or file any petition or institute any proceeding under any insolvency or bankruptcy act, or if a receiver or trustee shall be appointed for the assets of Sublessee or the Premises, or if any action shall be filed for the reorganization of Sublessee.

        (b) If an Event of Default by Sublessee occurs, Sublessor shall have all the rights and remedies described in Section 14(B) of the Master Lease with respect to Sublessee, Sublessee's occupancy of the Premises and this Sublease and by applicable law.

11. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail, return receipt requested, or overnight delivery service, to the following address:

        If to Sublessee:                    If to Sublessor:

        Informatica Corporation             Informix Software, Inc.
        3350 West Bayshore Road             4100 Bohannon Drive
        Palo Alto, CA 94303                 Menlo Park, CA 94025
        Attn.: Chief Financial Officer      Attn.: General Counsel

                                            and to:

                                            Informix Software, Inc.
                                            4100 Bohannon Drive
                                            Menlo Park, CA 94025
                                            Attn.: Director, Real Estate &
                                                   Facilities

                                            (Two Separate Notices Required)

        Notice shall be deemed to have been given on the date received, if delivered personally or by overnight delivery service, or, if mailed, three (3) business days after the date marked. Unless at least five (5) days' prior written notice is given in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be the address set forth above. All notices given to Landlord shall be considered received only when delivered in accordance with the Master Lease.

12. BROKER'S FEES. The Parties represent to each other that they are each represented by agents as follows: Sublessor by Cushman & Wakefield and Sublessee by BT Commercial. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder.

13. SECURITY DEPOSIT. Sublessee shall pay to Sublessor, upon execution of this Sublease, the sum of Three Hundred Fifty-Four Thousand Dollars ($354,000), in cash or in the form of a letter of credit in form and from a bank reasonably acceptable to Sublessor, which shall be held as a security deposit under this Sublease (the "Security Deposit"). If Sublessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the Security Deposit, then Sublessee, within ten (10) days after demand therefor, shall deposit cash with Sublessor in the amount required to restore the Security Deposit to the full amount stated above. In the event that Sublessee defaults under this Sublease, Sublessee shall immediately thereafter deposit and maintain the Security Deposit in cash. Provided Sublessee has not defaulted under this Sublease, the amount of the Security Deposit shall be reduced to One Hundred Seventy-Seven Thousand Dollars ($177,000) upon Sublessee's presentation of evidence reasonably satisfactory to Sublessor that Sublessee has experienced a profit in two
        (2) consecutive fiscal quarters, including, without limitation, financial statements certified by the Chief Financial Officer of Sublessee and, if audited financial statements are available, certified by an independent certified public accountant. Notwithstanding the foregoing, if audited financial statements are not available at the time Sublessee receives a reduction in its Security Deposit as set forth herein, Sublessee shall deliver to Sublessor financial statements for the applicable period certified by an independent certified public accountant as soon as audited financial statements are available. If such audited financial statements do not show that Sublessee experienced a profit in two (2) consecutive fiscal quarters, the amount of the Security Deposit shall immediately be returned to Three Hundred Fifty-Four Thousand Dollars ($354,000) and Sublessee shall promptly deposit with Sublessor funds adequate to restore the amount of the Security Deposit to Three Hundred Fifty-Four Thousand Dollars ($354,000).

14. USE. Sublessee shall not use, store, transport or dispose of any Toxic Materials (as defined in the Master Lease) in or about the Premises except for standard office products in amounts normally found in general offices.

15. SIGNAGE. Subject to the prior written consent of Sublessor (which consent shall not be unreasonably withheld) and Landlord and compliance with the provisions of Section 45 of the Master Lease, Sublessee shall have the right to display its corporate name and logo near the entrance to the Premises on a monument sign and on the Building facade in a manner similar to Sublessor's existing signage.

16.     OPTION TO EXTEND.

        (a) Sublessor hereby grants to Sublessee one (1) option (the "Option") to extend the Term, for an additional term of two (2) years and four (4) months (or the earlier termination of the Master Lease), commencing when the current Term expires, upon the terms and conditions set forth in this section. Provided Sublessee is not in default under this Sublease and has not defaulted under this Sublease more than three (3) times in the previous twelve (12) month period, Sublessee may exercise such option by giving Sublessor written notice of its intention not less than one hundred fifty (150) days prior to the expiration of the current Term of this Sublease. If this Option is exercised, the Base Rent for the Premises shall be as follows:

                                           APPROXIMATE SQUARE
                  PERIOD                  FOOTAGE OF PREMISES            MONTHLY RENT
                  ------                  -------------------            ------------
              2/1/01-1/31/02                     60,000                       $183,000
              2/1/02-5/23/03                     60,000                       $189,000


                All other terms and conditions contained in this Sublease, as the same may be amended from time to time by the parties in accordance with the provisions of this Sublease, shall remain in full force and effect and shall apply during the Option term. The extension of the Term contained herein shall be exercisable only to all of the Premises subleased under this Sublease.

        (b) Notwithstanding any of the foregoing, Sublessor shall have the right to terminate Sublessee's right to exercise the foregoing Option by delivering to Sublessee written notice of its intent to terminate such Option no later than one hundred eighty (180) days prior to the expiration of the current Term.

17. EFFECT OF CONVEYANCE. As used in this Sublease, the term "Sublessor" means the holder of the tenants interest under the Master Lease. In the event of any assignment, transfer or termination of the tenant's interest under the Master Lease, which assignment, transfer or termination may occur at any time during the Term hereof in Sublessor's sole discretion, and provided the transferee has assumed Sublessor's obligations hereunder in writing, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of the tenant s interest under the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

18. CONSENT OF LANDLORD. This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon (i) the written consent of Landlord and (ii) Landlord's agreement to waive subrogation rights for the benefit of Sublessee consistent with the waiver in Section 24 of the Master Lease. If Sublessor fails to obtain Landlord's consent and waiver by March 9, 1998 then Sublessor or Sublessee may terminate this Sublease by giving the other party written notice thereof, and Sublessor shall return to Sublessee its payment of the first month's Base Rent paid by Sublessee and the Security Deposit. If requested by Landlord, Sublessee shall promptly agree to waive subrogation rights against Landlord as set forth in Section 24 hereof.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Sublease as of the date above written.

INFORMIX SOFTWARE, INC.,               INFORMATICA CORPORATION,
a Delaware corporation                 a California corporation

By: [SIGNATURE]                        By: [SIGNATURE]
   ----------------------------           --------------------------------------
Title:                                 Title: VICE PRESIDENT, FINANCE
      -------------------------              -----------------------------------
Date:                                  Date: JAN 29, 1998
     --------------------------             ------------------------------------

                                    EXHIBIT A

                                  MASTER LEASE

                               AGREEMENT OF LEASE



           THIS LEASE is entered into as of February 22, 1996, between MENLO PALO ALTO INVESTORS, a general partnership ("Landlord") and INFORMIX SOFTWARE, INC., a Delaware corporation ("Tenant").

PREMISES

1. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon the terms and conditions hereinafter set forth, those premises (hereinafter "Premises") comprised of the entire building, which includes approximately 60,000 rentable square feet as shown on Exhibit A attached hereto, known as 3350 West Bayshore Road, Palo Alto, California 94303 (hereinafter "the Building"). The Building is located on that real property commonly known as PALO ALTO PLACE (hereinafter "the Project"), which includes one building, adjacent parking areas, landscaping and related improvements.

LEASE TERM

2. A. TERM. The term of this Lease shall be seven (7) years commencing on the Commencement Date, as defined below.

        B. COMMENCEMENT DATE. The Commencement Date of this Lease shall be the earlier to occur of the following:

           (i) Substantial completion of the Tenant Improvements and other work to be constructed or installed by Tenant pursuant to Exhibit B ("Tenant Improvements");

           (ii) Ninety (90) days after execution and delivery of this Lease by the parties hereto; or

           (iii) the date Tenant commences business operations from the Premises.

        C. COMMENCEMENT DATE MEMORANDUM. When the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form attached hereto as Exhibit C.

RENT

3. Tenant agrees to pay to Landlord as monthly base rent for the Premises during the initial seven (7) years of the lease term the amount of $96,000 per month. Monthly rent shall be payable in advance on the first day of the term of this Lease and on the first day of each calendar month thereafter during the term, except that if the first day of the term shall not be the first day of the month, the rental for any partial months at the beginning and the end of the term shall be appropriately prorated. All installments of rent shall be paid at the office of Landlord, or at such other place as may be designated in writing from time to time by Landlord, in lawful money of the United States and without deduction or offset for any cause whatsoever. The first month's rent due hereunder shall be paid to Landlord upon execution of this Lease.

All other sums which are to be paid to Landlord by Tenant pursuant to the terms of this Lease shall be deemed additional rent, and shall be paid by Tenant to Landlord within 10 days after receipt by Tenant of a billing, therefor or at such other time as is specifically provided in this Lease. As additional rent, Tenant shall pay Tenant's Share of Project Taxes and Operating Expenses as provided in Paragraph 21 hereof.

USE

4.      A.     TENANT USE. The Premises are to be used for general office purposes and for other incidental and legal uses appropriate for Tenant to conduct its business (provided, however, that Tenant conforms to all applicable city, county, state, and federal laws, regulations and ordinances in connection with Tenant's particular business and use and occupancy of the Premises), and for no other business or purpose without the written consent of Landlord.

        B.     COMPLIANCE.

               (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupancy of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other materials of any nature whatsoever outside the Building. Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration (as defined in Paragraph 6 below) to the Premises or any change to the Tenant Improvements, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation, state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises. Notwithstanding the foregoing, except for alterations, improvements, costs, expenses and liabilities arising out of Tenant's specific business or use of the Premises or arising out of Tenant's installations, alterations or improvements to the Premises, which shall be at Tenant's sole cost, Landlord shall bear the cost of compliance with the requirements of the Americans with Disabilities Act, Title 24, seismic code and any other applicable building code applicable to (a) the foundation, floor slab, roof, and structural components of the Premises, and (b) the portions of the Building retained for future multi-tenant common use of restrooms, lobby and common corridors; provided, however, that Landlord shall only be obligated to bear such costs to the extent such costs exceed the amount to be borne by Tenant for the Common Improvements, as provided in Exhibit B hereto.

               (ii) In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use, generation, transportation, disposal and release of hazardous, toxic or radioactive matter and asbestos, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22"), as they may be amended from time to time (collectively, "Toxic Materials"). If Tenant does store, use, generate, transport or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Tenant shall defend, indemnify and hold Landlord and its Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's storage, use, generation, transportation, disposal or release of Toxic Materials, including without limitation, any such claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation, testing, removal, clean-up and/or restoration services, work, materials and equipment necessary to return the Premises and any other property of whatever nature to their condition existing prior to

Tenant's or its Agents' use, storage, generation, transport, disposal or release of the Toxic Materials in, on or around the Premises or the Project, and to otherwise satisfactorily investigate and remediate the contamination arising therefrom. Tenant's obligations hereunder shall survive the termination of this Lease. If at any time during or after the term of this Lease, as it may be extended, Tenant becomes aware of any inquiry, investigation, administrative proceeding, or judicial proceeding by any governmental agency regarding the storage, use or disposition of any Toxic Materials by Tenant or its Agents on or about the Premises or the Project, Tenant shall within five (5) days after first learning of such inquiry, investigation or proceeding give Landlord written notice advising Landlord of same. Landlord shall defend, indemnify and hold Tenant and its Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of the presence of Toxic Materials existing in, on or about the Premises or the Building prior to the date of this Lease, or in connection with Landlord's storage, use, generation, transportation, disposal or release of Toxic Materials, including without limitation any such claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation, testing, removal, cleanup and/or restoration services, work, materials and equipment necessary to return the Premises to their condition existing prior to Landlord's use, storage, generation, transport, disposal or release of Toxic Materials in, on or around the Premises or the Project.

ASSIGNMENT AND SUBLETTING

5. A. Tenant shall not sell, assign, mortgage, encumber or transfer (herein collectively called "assign") this Lease, sublet the Premises or any part thereof, or allow any other person (excepting Tenant's agents and employees) to occupy the Premises or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall give Landlord advance written notice of any assignment or subletting to one of its subsidiary or affiliated corporations (meaning any corporation which controls, is controlled by, or is under common control with Tenant), and provided that any such assignee or sublessee assumes, in full, the obligations of Tenant under this Lease pursuant to a written instrument reasonably acceptable to Landlord, Landlord's consent shall not be required to such an assignment or subletting. If Tenant desires to assign this Lease or to sublet any part or all of the Premises for any part of the term hereof, Tenant shall so advise Landlord by written notice to Landlord. Said notice shall state the proposed commencement date of the desired assignment or subletting (which shall not be less than twenty (20) days nor more than ninety (90) days after the date of Tenant's notice), all material terms of the proposed sublease or assignment, the name and address of the proposed assignee or subtenant, and Tenant shall deliver to Landlord with said notice a true and complete copy of all agreements relating to the proposed assignment or sublease (including the proposed assignment or sublease agreement) together with current complete financial statements of the proposed assignee or subtenant. Thereafter, Tenant shall immediately furnish Landlord with any other information concerning the proposed assignee or subtenant as Landlord shall request. Landlord may grant its consent on reasonable conditions, including but not limited to a condition that rentals and other payments under sublease shall be paid directly to Landlord.

B. To the extent that rent payable under any sublease exceeds the rent payable by Tenant hereunder, such excess shall be shared equally between Landlord and Tenant, after deducting Landlord's and Tenant's reasonable costs and expenses incurred in connection with such subletting.

C. Any assignment or subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the assignee or subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease and an agreement of said compliance by each assignee or sublessee.

D. If Landlord consents to any such subletting or assignment, Tenant shall pay to Landlord the amount of all Landlord's actual costs of processing such proposed assignments or subletting (including, without limitation, the costs of attorney's and other professional fees and administrative, accounting and clerical time), and the amount of any and all direct and indirect expense incurred by Landlord arising from the assignee or sublessee taking occupancy (including without limitation freight elevator operation for moving of furnishings and trade fixtures).

E. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this paragraph shall be void and, at the option of Landlord, shall terminate this Lease.

F. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: the use of the Premises by such proposed assignee or subtenant would not be a permitted use under Paragraph 4 hereof; the proposed assignee or subtenant is not in compliance with Paragraph 35 hereof (Financial Covenants)(which provisions shall be applicable to such assignee or subtenant as though such entity were tenant hereunder); the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property; the proposed assignee or subtenant is a corporation, partnership, etc. with whom Landlord is negotiating to lease space in the Building; the assignment or subletting would entail any alterations which would lessen the value of the leasehold improvements in the Premises; or Tenant is in default of any obligation of Tenant under the Lease (beyond the applicable cure period for cure of the default specified in Paragraph 14 hereof), or Tenant has defaulted under economic terms of the Lease on three (3) or more occasions during the twelve
(12) months preceding the date that Tenant shall request consent. Any assignment or subletting of the Premises shall also be subject to the prior written consent of Landlord's first lien mortgagee, currently Aetna Life Insurance Company ("Lender").

G. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of the Lease.

H. If Tenant is a partnership, joint venture or other incorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

REPAIRS, MAINTENANCE AND ALTERATIONS

6. A. LANDLORD'S OBLIGATIONS. Landlord, at Landlord's expense, shall keep in good order, condition and repair the structural parts of the Building, which structural parts include only the foundation, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plateglass, showcases and interior ceiling), exterior painting, roof and subflooring of the Building, except for any damage thereto caused by the negligence or willful acts or omissions of Tenants or its Agents, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or its Agents.

        B. TENANT'S OBLIGATIONS. Tenant agrees by taking possession of the Premises as herein set forth that such Premises are then in a tenantable and good condition and conform with the requirements of this Lease, that Tenant will repair and maintain the

Premises, including without limitation, all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, store front, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, heating, ventilation and air conditioning equipment, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. All glass, both interior and exterior, is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant and at Tenant's expense with glass of the same kind, size and quality. If any condition arises in the Premises or the Project which may be unsafe or dangerous to persons or property in the Project, Tenant shall immediately notify Landlord of such condition, regardless of whether the obligation to repair such condition is Tenant's obligation or Landlord's obligation. Tenant shall, at its own expense, provide, install and maintain in good condition all of its trade fixtures, furniture, equipment and other personal property ("Tenant's Personal Property") required in the conduct of its business in the Premises. As part of the consideration for rental hereunder, Tenant agrees that all alterations, improvements, repairs or maintenance of the Premises shall, except as otherwise herein agreed, be made either by or under the direction of Landlord but at the expense of Tenant (including a reasonable charge for Landlord's overhead and administration, not to exceed an amount equal to four percent (4%) of the cost of the subject work) and Tenant hereby waives the provisions of Subdivision (1) of Section 1932 and of Sections 1941 and 1941.1 of the Civil Code of California, and all rights to make repairs at Landlord's expense under the provisions of Section 1942 and 1942.1 of said Civil Code or any other provision of law. In addition, Tenant agrees that it shall not be permitted to make any structural, exterior alterations, improvements, repairs or maintenance to the Premises without the prior written consent of Lender, which consent Lender has represented to Tenant shall not be unreasonably withheld or delayed. Unless otherwise provided by written agreement, all alterations, improvements and changes that may be permitted by Landlord shall at the termination of the Lease become the property of Landlord, and shall remain upon and be surrendered with the Premises, provided however, that at Landlord's option Tenant shall, at Tenant's expense, when surrendering the Premises, restore the same to their original condition at the commencement of this Lease, provided that Landlord has stipulated at the time of approval that such restoration is required at the expiration or earlier termination of the Lease. Tenant shall not be obligated by this provision to remove the initial improvements made to the Premises in accordance with Exhibit B hereof. Tenant shall, at the termination of this Lease, by the expiration of time or otherwise, surrender and deliver up the Premises to Landlord in as good condition as when received by Tenant from Landlord, reasonable wear and tear excepted. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant or by any person who may be in or around the Premises with the consent of Tenant.

TRADE FIXTURES

7. Subject to the provisions of Paragraphs 4 and 6 hereof, Tenant may install and maintain its trade fixtures on the Premises, provided that such fixtures, by reason of the manner in which they are affixed, do not become an integral part of the Building or Premises. Tenant, if not in default hereunder, may at any time or from time to time during the term hereof, or upon the expiration or termination of this Lease, alter or remove any such trade fixtures so installed by Tenant. If not so removed by Tenant on or before the expiration or termination of this Lease, Tenant, upon the request of Landlord, shall remove the same. Any damage to the Premises caused by any such installation, alteration or removal of such trade fixtures shall be promptly repaired at the expense of Tenant.

DESTRUCTION

8. A. GENERAL. If the Premises or the Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to

Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's reasonable opinion repairs to or rebuilding of the Premises or the Building, as the case may be, can reasonably be completed either: (1) within ninety (90) days; (2) in more than ninety (90) days but in less than one hundred eighty (180) days; or (3) in more than one hundred eighty (180) days from the date of such notice. Landlord's determination shall be binding on Tenant.

B. LESS THAN 90 DAYS. If the Premises or the Building should be damaged by fire or other casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed within ninety (90) days after the date of such notice, this Lease shall not terminate, and provided that insurance proceeds are available to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other leasehold improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately.

C. GREATER THAN 90 DAYS. If the Premises or the Building should be damaged by fire or other casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days after the date of such notice, then Landlord shall have the option of either: (1) terminating the Lease effective upon the date of the occurrence of such damage, in which event the Rent payable hereunder shall be abated during the unexpired portion of the Lease; (2) electing to rebuild or repair the Premises to substantially the condition in which they existed prior to such damage provided that insurance proceeds are available to fully repair the damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty
(180) days after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or any other causes or contingencies beyond the reasonable control of Landlord, Tenant may, at Tenant's option, within thirty (30) days after the expiration of such one hundred eighty (180) day period (as such period may be extended), terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such termination notice.

D. GREATER THAN 180 DAYS. If the Premises or the Building should be so damaged by fire or other casualty that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the Rent payable hereunder shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

E. TENANT'S FAULT. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties (as defined in Paragraph 18 hereof), rent and additional rent payable hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Premises and/or the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

F. UNINSURED CASUALTY. Notwithstanding anything herein to the contrary, in the event that the Premises or the Building are materially damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon all rights and obligations hereunder shall terminate.

G. LOSS DURING LAST PART OF TERM. If the Premises or the Building are damaged by fire or other casualty during the last one (1) year of the term of this Lease, either Landlord or Tenant may terminate this Lease by giving notice to the other within thirty (30) days after the occurrence of the fire or other casualty.

H. WAIVER. Except as otherwise provided in this Paragraph 8 and to the extent allowed by law, Tenant hereby waives the provisions of Section 1932,1933(4), 1941 and 1942 of the Civil Code of California.

SERVICES

9. Landlord shall furnish the Premises, during reasonable and usual business hours as determined by Landlord and subject to the regulations of the Project, with a reasonable amount of water and electricity suitable for general office uses including a normal complement of electrical office equipment, daily janitor service (subject to Tenant's right to provide its own janitorial services as provided below) except on Saturdays, Sundays and public holidays, window washing with reasonable frequency, replacement of fluorescent tubes and light bulbs, toilet room supplies, and elevator service consisting of non-attended automatic elevators. Such heat and air-conditioning as may be required for the comfortable occupation of the Premises will be provided during the hours of 8:00 AM to 5:30 PM daily except Saturdays, Sundays and public holidays. With respect to heating, air conditioning and electricity used by Tenant during other hours, Landlord shall install separate meters showing Tenant's utility usage during other hours. The cost of installing such meters shall be a Tenant Improvement cost, as described in Exhibit B. Tenant, upon presentation of a bill therefor, shall pay Landlord a reasonable hourly rate for such heating and air conditioning and shall pay actual electrical usage based on the average unit cost per month. Notwithstanding, the foregoing, so long as Informix Software, Inc. leases and occupies the entire Building hereunder and has not exercised any right to terminate this Lease as to all or any portion of the Premises (including its early termination rights under Paragraph 43), then Tenant shall have the right to set the hours of operation for the heating, ventilation and air conditioning equipment, and to contract for and provide its own janitorial services. If Tenant elects to provide its own janitorial services, Tenant shall give Landlord no less than thirty (30) days' written notice of such election, in which case Landlord shall be excused from any obligations hereunder to provide such services to Tenant. Tenant shall be solely responsible for the provision of such services and shall indemnify and protect Landlord from and against all claims, losses, liabilities, damages and injury, to the full extent provided by Tenant's indemnity set forth in Paragraph 10, in connection with such services. If the provision of such janitorial services by Tenant's contractor causes any loss, injury or damage to persons or property on or about the Project, then, by written notice to Tenant, Landlord shall have the right to require Tenant to terminate such contract.

Landlord shall not be liable for failure to furnish any of the foregoing services when such failure is caused by accidents or conditions beyond the control of Landlord, or by repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of Landlord, or otherwise, provided, however, that in any of such events Landlord shall make a prompt and diligent effort to cause the resumption of such services.

Landlord shall not be liable under any circumstances for loss of or injury to person or property, or loss of business, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant. Landlord's obligations hereunder are subject to adoption by Landlord of energy conservation measures required or requested by any governmental entity or reasonably determined by Landlord, and Tenant shall cooperate fully in effectuating such energy conservation measures upon request of Landlord including without limitation those measures specified in the Project Rules and Regulations.

HOLD HARMLESS AND NON-LIABILITY OF LANDLORD

10. Except insofar as such injury or damage may result from the sole negligence or willful misconduct of Landlord or its employees, Landlord shall not be liable to Tenant for any death or injury or damage that may result to any person or property in or about the Premises, or the Project, from any cause whatsoever, including but not limited to injury or damage resulting from any defects in the Project or any equipment located therein, or from fire, water, gas, oil, electricity or other cause or any failure in the supply of same, or from the acts or omissions of any persons, including co-tenants, or any acts or omissions of Landlord.

Tenant agrees to Indemnify and hold Landlord harmless against all claims, and the expense of defending against claims, for death or for injury or damage to persons or property occurring in or about the Premises or occurring outside the Premises but resulting in whole in the part by the act, failure to act, negligence or other fault of Tenant or its agents, employees, contractors, licensees or invitees. Tenant further agrees to indemnify and hold harmless Landlord against any and all claims by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises, and will further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant to be performed pursuant to the terms of this Lease. Tenant shall also indemnify and hold harmless Landlord against all cost, counsel fees, expenses and liabilities incurred in connection with any such claims or actions or proceedings brought thereon. If any action or proceeding is brought against Landlord by reason of any such claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease.

INSURANCE

11. Notwithstanding any other provision of this Lease, Tenant at its expense shall maintain adequate worker's compensation insurance, adequate rental or business interruption insurance, adequate comprehensive general liability with "extended liability" endorsement and adequate all risk property damage insurance (including without limitation plate glass coverage) in a form equivalent to the current Insurance Services Office "all risk" form, and issued by an insurer reasonable satisfactory to Landlord, with a combined single liability limit for bodily injury and property damage of not less than Three Million Dollars ($3,000,000) insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises. In the event Tenant's insurance contains a split limit of liability, the liability limit shall not be less than Three Million Dollars ($3,000,000) for bodily injury and One Million Dollars ($1,000,000) for property damage. Tenant shall insure all personal property and fixtures of Tenant and all of Tenant's improvements to the Premises. Tenant's property policies shall not provide for deductible amounts in excess of $5,000 without the prior written consent of Landlord. Landlord and all parties holding interests to which this Lease subordinate (including, without limitation, Lender) shall be named as additional insureds with Tenant on such liability policy, and such policy shall include cross-liability endorsements. Tenant's liability policy of insurance shall be primary and noncontributory to any insurance carried by Landlord. Landlord may, without diminishing or affecting in any way Tenant's obligations to maintain insurance as herein provided, maintain any insurance coverage on the Building, the Project or the Premises deemed appropriate by Landlord in its sole discretion, including without limitation lessor's risk or comprehensive general liability insurance, workman's compensation insurance, extended coverage, fire or casualty insurance with replacement cost riders, flood or earthquake insurance rental or business interruption insurance, and such insurance may provide for such deductible amounts as deemed appropriate by Landlord. Landlord shall maintain full replacement cost property insurance on the building and such other insurance as may be required from time to time by Landlord's lender. At the commencement of the Lease term, and annually on renewal of its insurance, Tenant shall deliver to Landlord an original certificate of such insurance from the insurer, which certificate shall show the coverages required by this Lease (including, without limitation, that Tenant's insurance is primary and noncontributory with respect to any insurance of Landlord), that Landlord shall be an additional insured, and shall provide that such policy shall not be canceled without thirty (30) days prior written notice by the insurer to Landlord, except that the policy may provide for ten (10) days' notice to Landlord of cancellation for nonpayment of premium. If Tenant fails to obtain such insurance or to furnish such certificate as required in this Lease, Landlord may, but shall not be obligated to, obtain such insurance at the expense of Tenant, and Tenant shall promptly pay such expense to Landlord.

NOTICES

12. All notices, demands, requests, consents, or approvals ("notices" hereafter) which are required or authorized to be given by Landlord or Tenant pursuant to this Lease or by law, or which Landlord or Tenant may desire to give to the other or to Lender, shall be in writing. All notices to Landlord shall be addressed to Landlord c/o The Courson Company, 2882 Sand Hill Road, Suite 250, Menlo Park, California 94025, or such other address as Landlord may from time to time request, and shall be personally delivered to an employee of The Courson Company or served by mail.

All notices to Tenant shall be addressed to Tenant at the Premises, with a separate copy to each of:

        Informix Software, Inc.
        4600 Bohannon Drive
        Menlo Park, CA 94026
        Attention:  Legal Counsel and [separate copy to]
        Attention:  Real Estate Director

and shall be personally delivered to the Premises or served by mail addressed to the Premises whether or not Tenant has departed from, abandoned, or vacated the Premises, or to such other address as Tenant may from time to time designate in writing. Tenant waives the provisions of Section 1162 of the California Code of Civil Procedure, provided that any notice to Tenant under Section 1161 of the California Code of Civil Procedure is given in compliance with this Paragraph.

All notices to Lender shall be addressed to Lender c/o Aetna Investment Group, Real Estate Investments, 242 Trumbull Street - IG4M, Hartford, CT 06156, or such other address as Lender may from time to time request, and shall be personally delivered to such address or served by mail.

All notices served by mail shall be deposited in the United States mail, first class postage prepaid (or, at the option of the party giving notice, may be by certified or registered mail, postage prepaid), addressed as herein provided, and shall be effective two days after the day deposited in the mail, as determined by the postmark, or if there is no postmark then by other competent evidence. Notices hereunder may also be given by reliable overnight mail delivery services, such as Federal Express, in which case notice so given shall be deemed effective on the date received by the addressee.

INSOLVENCY OR RECEIVERSHIP

13. Either the appointment of a receiver to take possession of all, or substantially all, of the assets of Tenant or a general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency or bankruptcy or reorganization act, the attachment, execution or other judicial seizure of Tenant's interest in this Lease or in any substantial amount of Tenant's assets located on the Premises, which such seizure is not discharged within thirty (30) days, or failure by Tenant to pay its debts as they become due, shall constitute a breach of this Lease by Tenant.

DEFAULT

14.     A.     DEFAULT. Occurrence of any of the following shall constitute a default by Tenant: (1) failure of Tenant to pay rent or other payments when due hereunder; (2) assignment, sublease or transfer of Tenant's interest in this Lease, or any part thereof, either voluntarily or by operation of law, whether by judgment, execution, death, receivership or other means, without the consent of Landlord; (3) occurrence of a breach of this Lease under Paragraph 13 or Paragraph 35 hereof, relating to the financial condition of Tenant; or (4) failure of Tenant to perform any other covenant, condition, or representation of Tenant under this Lease. If Tenant's default is a failure to pay rent or other payments when due hereunder, Tenant shall not be deemed in default and Landlord shall exercise no remedies provided in subparagraph 14(b) hereof for such default, unless Tenant fails to cure such default within five (5) business days after Landlord gives Tenant written notice of such default. If Tenant's default is a default included in item (4) of the first sentence of this subparagraph 14(a), Tenant shall not be deemed in default and Landlord shall exercise no remedies provided in subparagraph 14(b) hereof for such default unless Tenant fails to cure such default within thirty (30) days after Landlord gives Tenant written notice of such default, provided, however, that such cure period shall terminate if Tenant fails to do the following: Tenant shall diligently commence to cure such failure within seven (7) days after such notice is given and shall give Landlord a weekly report of Tenant's actions to cure such failure each week until such failure is cured. Any notice by Landlord under this Paragraph shall be sufficient if it informs Tenant of the general nature of Tenant's failure to perform Tenant's obligations hereunder.

        B. REMEDIES. In the event Tenant is in default under this Lease, Landlord shall have the following rights and remedies, which shall be cumulative, and any other remedies provided by law:

Landlord shall have the immediate right of re-entry and may remove all persons and property from the Premises and may store such property at the cost of and for the account and risk of Tenant. Should Landlord elect to re-enter as herein provided, or should Landlord take the possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, as attorney-in-fact for tenant, sublet the Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Premises. Upon any such re-entry Landlord may, at Tenant's expense, take all necessary actions to maintain or preserve the Premises (including, without limitation, changing the locks on the Premises). No such re-entry or taking possession of said Premises by Landlord or acts of maintenance and preservation or subletting shall be construed as a termination of Tenant's right to possession of the Premises under Section 1951.4 of the California Civil Code, or any successor law thereto, nor shall any such act be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

If Landlord elects to sublet the Premises without terminating this Lease, then upon each such subletting, Tenant shall immediately pay to Landlord (in addition to any other amounts due hereunder) all costs and expenses of such subletting, including without limitation reasonable attorneys' fees and any real estate commissions actually paid or incurred (provided that any commission paid to a company owned by Landlord shall not exceed the prevailing market rate for such commissions) and any costs and expenses of such alterations and repairs, and the present worth of the amount, if any, by which the unpaid rentals and other amounts due hereunder for any portion of the balance of the term of this Lease included in the period of such subletting exceed the rental reserved in such sublease (computing present worth by assuming the legal rate of interest), less the amount, if any, of said rental loss which Tenant proves could have been reasonably avoided, with interest on all such sums at the rate herein provided. Rents received by Landlord from such re-letting shall be applied; first, to the payment of any unpaid sums due to Landlord from Tenant under the preceding sentence hereof; second, to the payment of any indebtedness, other than monthly rent, due hereunder from Tenant to Landlord (including interest on defaulted payments hereunder); third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent or other obligations as the same may become due and payable hereunder. If rentals received from such subletting during any month are less than rentals and other payments to be paid during or prior to that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Any such deficiency shall be calculated and paid monthly. For purposes of any subletting under this Paragraph 14, and for all related purposes, Landlord is hereby irrevocably appointed attorney-in-fact for Tenant.

Whether or not Landlord sublets the Premises as permitted above, Landlord may at any time after Tenant's default, elect to terminate this Lease for such previous default, in which even Landlord may recover all amounts provided in Section 1951.2 of the California Civil Code (including, without limitation, the costs and expenses of subletting or re-letting the Premises including reasonable attorneys' fees and any real estate commissions actually paid or incurred, provided that any commission paid to a company owned by Landlord shall not exceed the prevailing market rate for such commission, and any costs and expenses of repairs or alterations for such sub-letting or re-letting) with interest thereon at the rate herein provided, and any additional amounts which may now or hereafter be authorized by law. Any proof by Tenant under this Paragraph or subparagraph (2) or (3) of subdivision (a) of Section 1951.2 of the California Civil Code, or any successor law pertaining to mitigation of damages, as to the amount of rental loss that could have been or could be reasonably avoided, shall be made in the following manner. Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use of the leased Premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could have been or could be reasonably avoided from the balance of the term of this Lease after the time of Tenant's default. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto and the fees charged by such brokers for providing such determination shall be borne by Tenant.

Landlord shall have the right to cure any default of Tenant at Tenant's expense. Any amount paid or incurred by Landlord in curing any such default shall be immediately paid by Tenant to Landlord. No such cure by Landlord shall constitute a waiver by Landlord of the default of Tenant or prevent Landlord from exercising the other remedies herein provided for default by Tenant.

        C. LATE CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, including without limitation processing and accounting charges, administrative expense and additional interest expense or late charges to Landlord resulting from late payment by Landlord of payments due on obligations of Landlord, whether or not secured by an encumbrance on the Premises. Tenant acknowledges that the Exact amount of such damages would be extremely difficult and impractical to ascertain, and that the expense of attempting to ascertain the exact amount of such damages would be an additional cost not contemplated by this Lease. Accordingly, in the event that Tenant shall fail to pay any installment of rent or any sum due hereunder on the date such amount is due, and provided Tenant fails to cure such failure within five (5) business days after Landlord gives Tenant written notice of such failure, Tenant shall pay to Landlord as additional rent a late charge equal to the greater of three percent (3%) of each such installment or other sum, or one hundred dollars ($100.00), for each such installment or other sum. Landlord and Tenant agree that the late charge herein provided is a reasonable estimate of the damages which Landlord shall incur by reason of late payment by Tenant. Landlord's acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount if Tenant fails to pay such amount within any applicable grace period provided in this Lease, nor shall such acceptance prevent Landlord from exercising any rights or remedies herein provided for default by Tenant.

        D. OTHER. In addition to the foregoing, and regardless of whether Landlord has exercised any remedies for default hereunder, if Tenant is in default and such default is not cured within the applicable cure period specified herein then, unless otherwise agreed by Landlord in writing, Tenant shall have no right to exercise any right, option, or privilege granted to Tenant hereunder or in any other agreement relating to the Premises, the Building or the Project, and any attempt to exercise such a right, option or privilege shall be void and of no effect whatsoever, provided, however, that Tenant's right to possession of the Premises, and Tenant's rights to sublet the Premises or assign its lease pursuant to the provisions of Paragraph 5 hereof, shall not be deemed terminated unless Landlord terminates the Lease by written notice as herein provided. Any period provided herein for the exercise by Tenant of any right, option or privilege hereunder shall not be tolled, extended, or otherwise affected to the benefit of Tenant by reason of any such disability of Tenant hereunder regardless of any attempt by Tenant to exercise a right, option or privilege hereunder while Tenant is in default hereunder. Any defaulted payments hereunder shall bear interest at 5% per annum plus the greater of (a) the Federal Reserve Bank rate, specified in Article 15, Section 1 of the California Constitution, prevailing on the 25th day of the month preceding execution of this Lease (it being understood that this Lease is not a contract to make a loan or forbearance), or (b) such Federal Reserve Bank rate prevailing on the 25th day of the month preceding the date such defaulted payment was due hereunder, regardless of whether Landlord exercises any remedies hereunder.

Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the Premises or removing and storing the property of Tenant as authorized in this Paragraph and Paragraph 15 hereof, and will hold Landlord harmless against all loss, costs or damages occasioned thereby, and no such re-entry shall be considered or construed to be a forcible entry.

REMOVAL OF PROPERTY

15. Whenever Landlord shall remove any property of Tenant from the Premises and store the same elsewhere for the account, and at the expense and risk, as Tenant, as provided in Paragraph 14 hereof, and Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant, for the payment of any part of such charges or the removal of any such property, and shall apply the proceeds of such sale; first, to all costs and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of all costs of or charges for removing or storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to

Landlord from Tenant under any of the terms hereof or otherwise; and fourth, the balance, if any, to Tenant.

WAIVER

16. No provision of this Lease shall be deemed waived by Landlord except by a writing signed by Landlord. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a wavier of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. Any consent by Landlord to any act or omission by Tenant for which Landlord's consent is required hereunder shall not be deemed to be a consent to any subsequent act or omission of the same or different nature, nor shall any such consent be deemed to be a waiver of the requirement of Landlord's consent to any subsequent act or omission of the same or different nature.

COSTS OF SUIT

17. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease or Tenant's occupancy of the Premises, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, which may be determined by the court, and such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

LITIGATION AGAINST TENANT

18. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by or against Tenant, or by or against any person holding under or using the Premises by license of Tenant ("Tenant's Parties"), or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or any such other person, Tenant shall pay to Landlord the amount of any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

TAXES PAYABLE BY TENANT

19. Tenant shall pay, before delinquency, all taxes levied against, imposed upon, measured by, or resulting from or with respect to (a) any personal property or trade fixtures placed by Tenant in or about the Premises; (b) any improvements ("Special Improvements") to the Premises in excess of Building standard improvements, whether owned by Landlord or Tenant; (c) the possession, lease, operation, management, maintenance, alteration, improvement, repair, use or occupancy of the Premises or any portion thereof; (d) this transaction or any document to which Tenant is a party creating or transferring any interest or estate in the Premises; (e) the cost and expenses of contesting the amount or validity of any of the foregoing taxes. If such taxes are levied against Landlord or Landlord's property, and if Landlord pays the same, which Landlord shall have the right to do regardless of the validity of such levy, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, trade fixtures or Special Improvements of Tenant, and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment, as the case may be. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the rent payable to Landlord under this Lease shall be revised to yield to Landlord the same net rent from the Premises after imposition of any such tax upon Landlord as would have been received by Landlord from the Premises prior to the imposition of such tax. The amount of any tax upon Tenant's personal property attached to the Premises, trade fixtures or Special Improvements which is included in the property tax assessment for the Building shall be determined on the basis of the records of the County Assessor if such records are sufficiently detailed to allow such determination, and if not, then the amount shall be determined on the basis of the actual cost of construction or installation thereof. Tenant shall have the right to contest with the applicable taxing authority the amount and validity of any of the foregoing taxes, provided that Tenant shall indemnify and hold Landlord harmless from and against any and all claims, liabilities, costs, expenses (including reasonable attorneys' fees) arising out of such contest, and such contest shall not affect Tenant's obligations with respect to Landlord under this Lease.

LIENS

20. Tenant shall keep the Premises, Building and the Project, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant.

TENANT'S SHARE OF PROJECT TAXES AND OPERATING EXPENSES

21. In addition to the base monthly rent specified in Paragraph 3 hereof, Tenant shall pay to Landlord Tenant's Share of Project Taxes and Operating Expenses, as determined in this Paragraph 21. Tenant's Share of estimated Project Taxes and Operating Expenses shall be payable monthly in advance on the same day of the month and in the same manner that Tenant shall pay the base monthly rent hereunder. As of the Lease commencement date, Tenant's Share of estimated Project Taxes and Expenses shall be One Hundred percent (100%).

        A. Additional rent due hereunder for any fractional month at the beginning or end of the Lease term shall be appropriately pro-rated. Landlord shall, as soon as practicable after the start of each calendar year commencing during the term of this Lease, notify Tenant in writing of the amount which Landlord estimates will be Tenant's Share of Project Taxes and Operating Expenses for the full calendar year subject to such notice, and one-twelfth (1/12th) thereof shall be the additional monthly rental payment required to be made by Tenant during such calendar year under this Paragraph 21. If during any calendar year during the term of this Lease it appears in the reasonable judgment of Landlord that Project Taxes and Operating Expenses payable under this Paragraph will exceed its estimate, Landlord may, by written notice to Tenant, revise its estimate for such year, and Tenant's Share of such Project Taxes and Operating Expenses and the additional monthly rental hereunder shall be adjusted accordingly. If after any, calendar year it proves that Tenant's Share of Project Taxes and Operating Expenses for such calendar year is greater or less than the estimated Share actually billed to and paid for by Tenant, an adjustment shall be made within sixty (60) days following the commencement of the next calendar year and Tenant shall forthwith pay Landlord such amount or be credited accordingly, regardless of whether this Lease is still then in effect.

        B. Landlord shall, as soon as practicable after the close of each calendar year wholly or partially within the Lease term deliver to Tenant a written statement summarizing actual Project Taxes and Operating Expenses for such calendar year and showing, Tenant's Share of such Project Taxes and Operating Expenses. Provided that Tenant is not in default hereunder, if Tenant disputes the amount set forth in such statement, Tenant shall have the right, by written request made not later than sixty (60) days following receipt of such statement, to cause Landlord's books and records with respect to such calendar year to be audited by independent certified public accountants mutually acceptable to Landlord and Tenant. Prior to any such audit, Tenant shall pay to Landlord a deposit equal to the full amount of any unpaid amount in dispute and a sum specified by Landlord's accountant for the estimated fees of Landlord's accountant in connection with such audit. The amounts payable under Paragraph 21.A by Landlord to Tenant or Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of ten percent of the amount determined by Landlord pursuant to this subparagraph 21.B hereof as Tenant's Share of actual Project Taxes and Operating Expenses for such calendar year, the cost of such audit shall be borne by Landlord. Tenant shall pay all reasonable expenses of Landlord in connection with any inspection or audit of Landlord's books and records hereunder (including without limitation accounting or legal fees incurred by Landlord in connection therewith), unless under the terms of this subparagraph 21.B Landlord is required to pay the cost of an audit for the calendar year covered by Tenant's inspection or audit. If Tenant shall not request an audit in accordance with the provisions of this subparagraph 21.B within sixty (60) days of receipt of Landlord's statement, such statement shall be conclusively binding upon Tenant. In addition, upon reasonable request by Tenant, Landlord shall provide reasonable backup data supporting charges for Project Taxes and Operating Expenses, and shall, upon reasonable request by Tenant, and upon notice at least three (3) business days in advance, make available Landlord's books and records pertaining to such Project Taxes and Operating Expenses for inspection by Tenant, provided that Tenant shall pay all reasonable expenses of Landlord in connection with the provision of such backup data and/or inspection of Landlord's books and records.

        C. Tenant's obligation under this Paragraph 21 for any fraction of a calendar year at the commencement or the end of the Lease term shall be determined by prorating Tenant's obligation hereunder on the basis which the number of days in such fractional calendar year in the Lease term bears to 365. If the Lease term terminates during a calendar year or calendar month, additional rent payable hereunder, as prorated, shall be due and payable when determined notwithstanding the termination by Landlord pursuant to the default provisions of Paragraph 14, Tenant's liability under this Paragraph 21 shall immediately be due and payable, based upon Landlord's current projection as to likely excess actual Project Tax and Operating Expense if the same are not yet then ascertainable with certainty, with any such projection and payment by Tenant subject to subsequent adjustment if such projection shall thereafter prove to be less than 95% accurate. For purposes or this Paragraph 21, Project Taxes and Operating Expenses for any year during which the Project is not substantially fully occupied shall be calculated by projection as if the Project were so occupied during the entire calendar year.

        D. For the purposes of this Paragraph the following definitions shall apply:

           (1) "Taxes" shall include (a) all real estate taxes, possessory interest taxes, personal property taxes levied upon, measured by, or assessed to Landlord in connection with the Project other than taxes covered by Paragraph 19, and any other taxes, charges and assessments (including, without limitation, any taxes, charges or assessment for public improvements, services or benefits, whether or not commenced or completed prior to the commencement of the Lease term or not to be completed during the Lease term, transit development fees, housing funds, education funds, street highway or traffic fees, environmental charges, fees or penalties imposed as a means of controlling or abating environmental degradation or energy use and taxes, charges or assessments upon or measured by or for parking facilities) which are levied with respect to or in connection with the Project, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or around the Project and used in connection with the operation of the Project; and (b) any other tax, charge, assessment, fee or governmental imposition or charge of every kind or nature whatsoever assessed to Landlord in connection with the Project, any part thereof, or the Premises (other than estate taxes, inheritance taxes, or net income taxes payable against nonrental as well as rental income) whether or not in addition to or in lieu of such real estate and possessory interest or personal property taxes, whether or not now customary or within the contemplation of the parties hereto, ordinary or extraordinary, foreseen or unforeseen, or similar or dissimilar to any of the foregoing, including by


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

way of illustration but not limitation any and all taxes, impositions, charges, fees or assessment (i) upon, allocable to, or measured by the area of the Premises or the Project or on the rent payable hereunder or the rent payable on the Premises or the Project or any portion thereof, including without limitation any gross income tax, excise tax or value added tax, levied by any governmental or quasi-governmental entity with respect to the Project, any part thereof, or such rent, and (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, energy consumption, use or occupancy by Landlord or Tenant of the Premises or the Project or any portion thereof; and (c) the cost and expenses of contesting the amount or validity of any of the foregoing taxes. In the event that it shall not be lawful for Tenant to reimburse Landlord for Tenant's Share of any tax, as defined herein, the rent payable to Landlord under this Lease shall be revised to yield to Landlord the same net rent from the Premises after imposition of any such tax upon landlord as would have been received by Landlord hereunder prior to the imposition of such tax. Notwithstanding the foregoing to the contrary, Tenant shall not be obligated to pay Tenant's share of any increases in Taxes resulting from the sale by Landlord of Landlord's fee title interest in the Project.

           (2) "Operating Expenses" shall mean all costs and expenses of ownership, operation and maintenance of the Project (excluding depreciation on the buildings, all amounts paid on loans of Landlord, real estate brokers' commissions, and expenses capitalized for federal income tax purposes except as specified herein) including by way of illustration but not limited to: utilities; supplies; insurance (including payment of deductibles); business license, permit, inspection and other authorization fees, charges, exactions and taxes; special charges or assessments for services provided to the Project, including without limitation sewer, water, fire or police protection; cost of services of independent contractors (including without limitation accounting and legal services and property management fees, provided that if landlord provides such services landlord may include a reasonable charge for such services in operating expenses); cost of reasonable market compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of Project buildings, their equipment and the adjacent walks, malls, parking and landscaped areas, including without limitation janitorial, scavenger, gardening and landscaping, security, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising (but excluding persons performing services not uniformly available to or performed for substantially all Project tenants); maintenance and repair expenses, including but not limited to capital expenditures required to meet changed government regulations and governmental regulations for environmental protection or energy conservation, (whether or not capitalized for income tax purposes), and rental expenses or a reasonable allowance for depreciation of personal-property used in the maintenance, operation and repair of the Project; Landlord's reasonable administration expense; and the cost of contesting the validity, amount, or applicability of any governmental enactments or other expenses which may affect Operating Expenses. If Landlord makes capital improvements which have the effect of reducing operating expenses or which are required to meet governmental regulations, Landlord may amortize the cost of such improvements (together with interest thereon at the actual cost of such funds to Landlord or, if such funds were not borrowed, at the prime rate then in effect for the Bank of America) as an operating expense in accordance with reasonable accounting procedures, provided that such amortization shall not be at a rate which exceeds the anticipated savings in Operating Expenses, or in the event of a governmentally-required capital improvement, the useful life of the improvement. Landlord shall be responsible for the professional property management of the Premises during the term hereof, to be paid for by Tenant. The management fee and administrative fee shall not exceed four percent of the base and additional rents payable hereunder. Operating Expenses shall not include Landlord's share, to the extent provided in Exhibit B, of costs incurred by Landlord on account of Excess Common Cost, as provided in Exhibit B, including the remodeling of restrooms to meet current ADA requirements in effect as of the Commencement Date, painting and remodeling the lobby and painting the exterior of the Building, or any


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

costs incurred by Landlord to deliver the Premises at the Commencement Date with the existing electrical, mechanical, plumbing systems and roof in good working order; provided, however, that Landlord shall only be obligated to bear such costs to the extent such costs exceed the amount to be borne by Tenant for the Common Improvements, as provided in Exhibit B hereto.

SUBORDINATION

22.     A.    Tenant agrees that this Lease shall be subject and subordinate to any mortgage, deed of trust or like encumbrance heretofore or hereafter placed upon the Project or the Premises by Landlord or its successors in interest to secure the payment of monies loaned, interest thereon and/or other obligations, and this Lease also shall be subject and subordinate to any ground lease or underlying lease hereafter entered into, or a transaction whereby Landlord or its successors shall sell the Project or any part thereof and lease the Project or any part thereof back (as lessee) for a term of at least ten (10) years or the remaining term of this Lease, whichever is shorter, provided that Landlord obtains from such mortgagor or lessor a written agreement in form acceptable to such mortgagor or lessor, providing substantially that Tenant's rights under this Lease shall not be affected by any foreclosure or deed in lieu of foreclosure, or sale under such encumbrances for so long as Tenant performs its obligations under this Lease (or, in the case of a ground lease or underlying lease, Tenant's rights shall not be affected by any termination of such lease for so long as Tenant performs its obligations under this Lease). Tenant agrees to execute and deliver, upon demand of Landlord, any and all instruments desired by Landlord, subordinating in the manner requested by Landlord, this Lease to such mortgage, deed of trust, like encumbrance, ground lease, or underlying lease. Landlord shall obtain and provide to Tenant a commercially reasonable nondisturbance and attornment agreement from all current and future lenders holding a mortgage, deed of trust or like encumbrance upon the Project or the Premises.

B. Tenant hereby agrees to execute and deliver to Landlord a Subordination, Non-Disturbance and Attornment Agreement and a Tenant Estoppel Certificate in the forms attached hereto as Exhibits E and F, respectively. Tenant's execution and delivery of the aforementioned documents shall be a condition precedent to the effectiveness of this Lease.

MORTGAGEE PROTECTION

23. Tenant agrees to give Lender, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Lender. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Lender shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall be terminated while such remedies are being so diligently pursued.

SUBROGATION

24. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release any and all rights of recovery, claims, actions or causes of action against each other and their respective partners, officers and employees for any loss or damage that may occur to the premises, the Building and personal property within the Premises or the Building by reason of fire or other causes insured against under any insurance policies maintained or required to be maintained by the parties hereto, regardless of cause, including, the act or negligence of a party hereto, or their agents, officers, employees, contractors or representatives. Landlord and Tenant acknowledge that this paragraph will preclude assignment of any claim mentioned in it


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

by way of subrogation to an insurance company. Each party hereby represents and warrants to the other that this waiver of subrogation does not invalidate its insurance coverage.

CONDEMNATION

25. Should the whole or any part of the Premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives all interest in or claim to said awards, or any part thereof. Notwithstanding the foregoing, Tenant shall have the right to appear, claim, prove and receive compensation from the condemning authority for such compensation as may be separately awarded to Tenant for compensation for loss of business by Tenant due to such condemnation and for the expenses incurred by Tenant in connection therewith. If the whole of the Premises shall be so condemned and taken, then this Lease shall terminate. If a part only of the Premises is condemned and taken and the remaining portion thereof is not suitable for the purposes of which Tenant had leased said Premises, Tenant shall have the right to terminate this Lease. If by such condemnation and taking a part only of the Premises is taken, and the remaining part thereof is suitable for the purposes for which Tenant has leased said Premises, this Lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it related to the total value of the Premises.

WAIVER OF REDEMPTION BY TENANT; HOLDING OVER

26. Tenant hereby waives for Tenant and all those claiming under tenant, all right now or hereafter existing to redeem the leased Premises after termination of Tenant's right of occupancy by notice of such termination by Landlord pursuant to Paragraph 14 hereof or by order or judgement of any court or by any legal process or writ. If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case rental and all other payments provided herein shall be payable in the amount (as adjusted hereunder) and at the time specified in Paragraph 3 hereof, and in other provisions hereof, and such month to month tenancy shall be subject to every other term, covenant, and agreement contained herein except as to the term of this Lease. The rental payable by Tenant during any such holdover period shall be one hundred forty percent (140%) of the rental in effect immediately prior to the expiration of the Lease Term.

ENTRY AND INSPECTION

27. Landlord and its agents shall have the right to enter into and upon the Premises at all reasonable times with reasonable notice (except in emergencies, in which case no notice shall be required) for the purpose of inspecting the same, or for the purpose of showing same to prospective purchasers, mortgagees, or tenants, or for the purpose of protecting the interest therein of Landlord or to post notices of non-responsibility, or to make alterations or additions to the Premises or to any other portion of the Building in which the Premises are situated, including the erection of scaffolding or other mechanical devices, or to provide any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, inquiry or inconvenience thereby occasioned. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in a writing signed by Tenant and Landlord in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portions of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the


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

Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof.

BUILDING AND PLANNING

28. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and the Project, and to change the name, number or designation by which the Building or the Project is commonly known. Landlord agrees that so long as Informix Software leases and occupies the entire Building, and has not exercised an early termination right (including the early termination right specified in Paragraph 43), Landlord will not exercise any of the foregoing rights to the extent the same would unreasonably interfere with the conduct of Tenant's business, except to the extent Landlord is required by governmental authority to take any such action.

OFFSET STATEMENT

29. Within ten (10) business days after request therefor by Landlord, or in the event of any sale, assignment or hypothecation of the Premises and/or the Project or any portion thereof by Landlord, Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee, trust deed beneficiary or purchaser, or to Landlord, in form satisfactory to the addressee, certifying as to (a) the date of this Lease and any amendments thereto, (b) the date upon which this Lease term commenced and will end, (c) the fact this Lease, as so amended, is in full force and effect and has not been modified except as stated,
(d) whether any rentals are then prepaid or unpaid hereunder, (e) whether any defaults then exist hereunder, (f) whether Tenant claims any offsets or defenses to any obligation imposed hereunder and (g) any other information reasonably requested of Tenant. If Tenant is provided with a proposed form of such certificate, and fails to execute same within ten (10) business days after receipt thereof, Tenant agrees that all statements made in such proposed certificate shall be deemed true and binding upon Tenant for all purposes. Tenant acknowledges that any proposed mortgagee, trust deed beneficiary, purchaser or Landlord, may rely on the truth of statements set forth in such certificate as executed by Tenant or may rely upon the failure of Tenant to execute such statement within said ten (10) business day period as conclusive evidence of the truth thereof.

MANAGER

30. Landlord shall have the right to entrust active management of the Project to a property management company. In such event Tenant agrees that Tenant shall conduct all of its dealings with respect to this Lease and the Premises solely with such property manager and its officers or employees or such other person or persons who may subsequently be designated in writing by Landlord as the manager of the Project or Premises, and Tenant shall not directly communicate with Landlord concerning such matters.

ATTORNMENT

31. In the event of a termination of all or any part of Landlord's interest in the Building or the Project due to sale or other disposition, or from any cause whatsoever or in the event of the foreclosure of or exercise of a power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to and recognize as Landlord hereunder, Landlord's assignee or successor in interest or the purchaser at such foreclosure or sale in lieu thereof, as the case may be. Any such sale, disposition, or other termination of Landlord's interest in the Premises shall operate to release Landlord from any future liability under any of the covenants or conditions of this Lease, express or implied, in favor of Tenant, and in such event Tenant agrees to


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

look solely to the responsibility of Landlord's successor in interest under this Lease, as limited by Paragraph 3.2 hereof.

LIMITATION ON LANDLORD'S LIABILITY

32. In the event of any actual or alleged failure, breach or default by Landlord hereunder pertaining to the Premises, the Building, or the Project, Tenant shall give Landlord written notice of such default and Landlord shall not be deemed in default hereunder unless Landlord fails to diligently commence to cure such default within thirty (30) days after receipt of such written notice. In consideration of the benefits accruing to Tenant hereunder, Tenant agrees for itself and its successors and assigns that in the event of any such failure, breach or default, or of any damage to Tenant from any act or omission of Landlord or Landlord's agents pertaining to the Premises or the Project, the sole and exclusive remedy of Tenant shall be against Landlord's interest in the Project, that any judgment obtained against Landlord, any person who owns an interest in the Building or land or any agent of Landlord, or such other person shall be satisfied solely by execution of the judgement and levy against the right, title and interest of Landlord or such person in the Project, and rentals therefrom. Neither Landlord, any person who owns any interest whatsoever in the Project, nor any agent of Landlord or such person shall be personally liable for any deficiency after such execution and levy.

SUCCESSORS AND ASSIGNS

33. Subject to the provisions hereof relating to assignment, mortgaging, pledging and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

SECURITY

34.     No security deposit shall be required.

FINANCIAL COVENANTS

35. Tenant represents and warrants that all financial information provided by Tenant to Landlord prior to execution by Landlord of this Lease is true and complete and fairly represents the actual financial condition of Tenant as of the date that Tenant executes this Lease. Tenant shall furnish Landlord with all publicly available financial information concerning Tenant upon Landlord's request. In addition, upon request by Landlord, Tenant shall deliver to Landlord a copy of its most recently filed Form 10Q and/or Form 10K as filed with the Securities and Exchange Commission. If for any reason Tenant is not required to file a Form 10Q and/or 10K describing its current assets and current liabilities, then Tenant shall provide Landlord with equivalent financial information describing in reasonable detail its current assets and liabilities, upon request. Tenant agrees that any misrepresentation to Landlord as to Tenant's financial condition, or any failure to provide financial information required to be provided by Tenant hereunder, shall constitute a default under this Lease.

PARKING

36. Landlord agrees that Tenant shall have the use of all parking areas located on the Project at no additional cost. Landlord shall keep the parking area lighted and in good repair. All parking areas provided by Landlord hereunder shall be deemed a part of the Premises for purposes of Tenant's obligations under Paragraphs 10 and 11 hereof.

RULES AND REGULATIONS

37. The rules and regulations attached to this Lease, as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Premises and the operation of the Project, and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to comply with them. Landlord shall not be liable to any person, including Tenant, for the failure of any other tenant or person to observe such rules and regulations.

TIME

38.     Time is of the essence of this Lease.

LEASE EXAMINATION AND EXECUTION

39. Tenant acknowledges that submission of this Lease for examination and signature by Tenant does not constitute a reservation or option for lease, and that this Lease is not and shall not be effective until (a) Tenant has delivered to Landlord at least three originals of this Lease, fully executed by Tenant, accompanied by payment to Landlord of a sum equal to the sum of one month's rent hereunder, which shall be applied toward Tenant's rental obligations under Paragraph 3 hereof upon commencement of this Lease; and (b) Landlord has thereafter delivered to Tenant at least one fully executed original of this Lease, executed by both Tenant and Landlord. Tenant, and each person executing this Lease on behalf of Tenant, represent and warrant that this Lease is duly executed by Tenant, and the persons executing this Lease on behalf of Tenant are duly authorized so to do and to bind Tenant to the obligations set forth in this Lease.

MISCELLANEOUS

40. This Lease shall constitute the entire agreement of the parties pertaining to the Premises and all prior agreements and representations of the parties (except representations of Tenant concerning its financial condition), whether written or oral, shall be superseded by this Lease. This Lease may not be amended or modified except by written agreement duly executed by the parties hereto. This Lease shall be interpreted as follows: (a) according to the fair meaning of the language without strict construction against either party; (b) under the laws of the State of California; (c) by disregarding captions, which shall have no significance except convenience; (d) by substituting appropriate gender where required; and (e) by substituting the plural for the singular, and vice versa, where the context requires. If any provision of this Lease is found to be unenforceable or otherwise invalid, such unenforceable provision shall be deemed separable and the remaining provisions of this Lease shall remain in full force and effect. Tenant's covenants shall survive termination of this Lease where reasonably appropriate to accomplish the purpose thereof. Neither this Lease nor any memorandum thereof shall be recorded without the prior written consent of Landlord.

EXHIBITS

41. Exhibits A-F attached hereto, and any other Exhibit or Addendum which is initialed or signed by Landlord and Tenant and attached hereto shall be considered a part of this Lease for all purposes.

OPTION TO EXTEND
42. A. Notice. Landlord hereby grants to Tenant the option to extend the term of the Lease for one additional term of five (5) years, at a rental rate equal to the then prevailing Fair Market Rental Rate (as determined under Paragraph B below), provided that Tenant must give Landlord written notice of the exercise of this option to extend no later than six (6) months prior to the expiration of the initial term of this Lease, and provided that Landlord may, at its option, cancel Tenant's exercise of this option if Tenant fails to cure a default under this Lease within the applicable cure period provided in this Lease, where such default occurs or exists at the time that the option is exercised, or at any time until the commencement date of the extended term (subject to any applicable cure period specified herein for such default). In no event, however, shall the monthly base rent during the option term be less than the monthly base rent due and payable during the last month immediately preceding the commencement date of the option term.

        B. Determination of Rent. Landlord shall inform Tenant of its initial determination of the Fair Market Rental Rate within thirty (30) days after its receipt of Tenant's notice of its intention to extend the term, whereupon Landlord and Tenant shall attempt in good faith to agree on the Fair Market Rental Rate. If the parties are unable to reach agreement within sixty (60) days after Landlord's receipt of Tenant's notice of its intention to extend the term, then the Fair Market Rental Rate shall be determined by a commercial real estate broker with not less than five (5) years experience leasing buildings similar to the Premises in the geographic market in which the Premises are located (hereinafter, a "Qualified Broker"), the identity of whom shall be agreed upon by Landlord and Tenant or, if they fail to so agree, by three (3) such Qualified Brokers, one of whom shall be chosen by Landlord, one of whom shall be chosen by Tenant, and the third of whom shall be chosen by the other two Qualified Brokers. Landlord and Tenant shall each bear one-half of the expenses of a single Qualified Broker, or the expenses of the Qualified Broker each chooses and one-half of the expenses of the third Qualified Broker, as the case may be. In the event the Fair Market Rental Rate is not determined as provided herein prior to the commencement of the extended term, Tenant shall continue to pay the same rent being paid hereunder just prior to the commencement of the extended term until such time as the Fair Market Rental Rate is determined, at which time Tenant shall be credited or charged, as the case may be, with the difference between the rent payable hereunder for the extended term, as finally determined in accordance with this provision, and the amounts actually paid in lieu thereof pending such determination.

        C. Addendum. Promptly upon determination of the rent to be paid for the renewal term, Landlord shall prepare and deliver to Tenant a lease addendum setting forth the rent and Tenant shall execute and deliver the same to Landlord within 10 days after receipt thereof.

        D. Termination. The option granted in this Paragraph shall terminate and be of no further force and effect if, (i) Tenant shall be in default which remains uncured as specified in Paragraph A above, or (ii) Tenant shall fail to exercise this option by giving notice to Landlord within the time stated in Paragraph A. Tenant shall have no right to extend the term of this Lease beyond the additional term set forth herein.

EARLY TERMINATION RIGHTS

43. Provided that Tenant is not in default of any of its obligations under this Lease (beyond the applicable cure period specified herein) at the time it wishes to exercise the right to terminate provided herein or at the intended effective date thereof, Tenant shall have the right, exercisable by giving Landlord notice at least six months in advance of the effective date of such termination, to terminate this Lease as to a portion of the Premises as follows:

        (a) as of the end of the sixtieth (60th) month of the Lease term, Tenant may terminate its lease obligations with respect to up to a maximum of 30,000 contiguous square feet of the Premises; and

        (b) as of the end of the seventy-second (72nd) month of the Lease term, Tenant may terminate its lease obligations with respect to a maximum of an additional 15,000 contiguous square feet of space.

Tenant may exercise either or both of the foregoing options in (a) or (b). In any event, Tenant shall continue to perform all of its obligations under this Lease with respect to the terminated portion of the Premises until the effective date of such termination, including the payment of all rent and other charges due with respect thereto. Tenant's notice of termination must be accompanied by Tenant's payment of an amount equal to three months of rent payable hereunder. In addition to these payments, Tenant shall be responsible for and shall pay on demand the costs of separating the terminated space from the Premises (including electrical, HVAC and other utility separation costs and separate utility metering costs) and all costs related to preserving Tenant's access to the Building. If Tenant does not elect to terminate this Lease in accordance with the provisions set forth herein, then this early termination option shall be deemed waived and of no further force and effect. Tenant acknowledges that if Tenant so elects to terminate its obligations as to portions of the Premises pursuant to this paragraph, Landlord will suffer damages due to the fact that Landlord will have incurred expenses based on the full term of the Lease, including tenant improvement costs and leasing commissions and Landlord will lose the benefit of the rentals provided for the balance of the Lease term. The payments specified above shall constitute compensation for such damages and payment for the privilege of exercising such termination rights. Such payments shall be made by Tenant's corporate check supported by good funds with Tenant's written notice of termination, and such notice of termination shall be of no force or effect unless such notice is accompanied by such payment. Upon termination of this Lease as to the portion of the premises specified as provided herein, Landlord and Tenant shall be relieved of any further obligations hereunder with respect thereto, provided, however, that this shall not be construed to release Landlord or Tenant from any liabilities arising out of acts, omissions or events occurring prior to such termination.

In the event that Tenant exercises either or both of the foregoing options in
(a) or (b), then Landlord shall have the right to terminate this Lease with respect to the entire Premises by giving written notice to Tenant within thirty
(30) days of Landlord's receipt of Tenant's termination notice, it being understood that if Landlord gives such notice, Landlord's notice of termination shall be effective as of the date that Tenant's partial termination would have been effective (e.g., if Tenant exercises its option pursuant to subparagraph
(a) above and if Landlord gives its notice of election to terminate the Lease as to the entire premises, then Landlord's notice shall be effective as of the end of the 60th month of the Lease term).

BROKERS

44. Tenant represents and warrants to Landlord that Tenant has dealt with no broker in connection with this Lease other than Cushman & Wakefield, and Landlord represents and warrants to Tenant that Landlord has dealt with no broker in connection with this Lease other than BT Commercial. Each party agrees that it shall be liable for and shall pay its own brokerage commissions. Landlord and Tenant also each (as "Indemnitor") agree to indemnify, defend and hold harmless the other against and from any claims, demands, liabilities, costs, and expenses, including without limitation attorneys' fees, arising out of or resulting from a claim by any person (other than BT Commercial and Cushman & Wakefield) that it is entitled to a commission, finder's fee or other compensation in connection with this Lease transaction based on the acts or omissions of the Indemnitor or a claim by BT Commercial or Cushman & Wakefield resulting from a failure by a party to pay its brokerage commissions.

SIGNAGE

45. Tenant, at Tenant's expense, shall be allowed (1) to place appropriate signage on the monument sign on the Property, and (ii) to place signs on the exterior of the Premises; provided, however, that the size, exact location and appearance of all such signage shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld. All such signage shall be in compliance with any City of Palo Alto requirements. Tenant, at its own expense, shall obtain all necessary permits for any such signs, shall maintain and repair such signs, and shall remove same upon expiration or earlier termination of this Lease. Landlord shall have the trees in front of the Building trimmed to Tenant's reasonable satisfaction to improve the visibility of the signage and, if Tenant requests that the tree presently blocking the signage in front of the Building be removed, then, provided such removal is permissible under all applicable laws, codes and regulations, Landlord shall have the tree removed.

COMMUNICATIONS EQUIPMENT

46. Subject to all governmental laws, rules and regulations, Tenant shall have the right to install, operate and maintain so-called "satellite dishes" or other similar devices, such as antennae (collectively "Communication Equipment"), for the purpose of receiving and sending computer, telephone or other communication signals, at a location on the roof of the Building as requested by Tenant and approved by Landlord in writing. The installation and operation of the Communication Equipment shall be governed by the following terms and conditions:

        (a) Tenant's right to operate and maintain the Communication Equipment shall be subject to all governmental laws, rules and regulations, and Landlord makes no representations that such laws, rules and regulations permit such installation and operation;

        (b) all costs of installation, operation and maintenance of the Communication Equipment and any necessary related equipment (including, without limitation, costs of obtaining any necessary permits) shall be borne by Tenant;

        (c) Landlord retains the right to install other Communication Equipment and to use the roof of the Building for any purpose whatsoever, provided that Landlord shall not unduly interfere with Tenant's use of the Communication Equipment, and that Tenant's use of the Communication Equipment shall not prohibit Landlord from leasing Project space, including roof space, to other users, including telecommunications providers such as Pacific Bell Mobile Services or Cellular One and the like;

        (d) Tenant shall use the Communication Equipment so as not to cause any interference to other tenants in the Building or with any communication equipment owned by Landlord or a third party, and not to damage or interfere with the normal operation of the Building,

        (e) Landlord shall not have any obligations with respect to the Communication Equipment. Landlord makes no representation that the Communication Equipment will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof of the Building), and Tenant agrees that Landlord shall not be liable to Tenant therefor;

        (f) Tenant shall (i) be solely responsible for any damage caused as a result of the Communication Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Communication Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and
(iii) pay for all necessary repairs, replacements to or maintenance of the Communication Equipment; and

        (g) if Tenant shall fail to do so, Landlord shall have the right to remove the Communication Equipment and related equipment at Tenant's sole expense upon the expiration or sooner termination of this Lease or upon the imposition of any governmental law or regulation which may require removal and to repair the Building upon such removal to the extent required due to removal of the Communication Equipment within thirty (30) days after the expiration or earlier termination of this Lease. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

EARLY OCCUPANCY

47. Tenant desires to occupy approximately 20% to 25% of the Building commencing as soon as reasonably possible, recognizing that the Tenant Improvement work to be performed in accordance with Exhibit B is unlikely to be completed and is likely to be on-going, with the associated disruptions and interferences associated with construction. It is understood that any delay in the Substantial Completion of the Tenant Improvements occasioned by interference due to such early occupancy shall not delay Tenant's obligation to commence paying rent hereunder, which shall commence as provided below in part (3), upon occupancy of any portion of the Premises. The parties have agreed that such early occupancy shall be upon the following terms and conditions:

        (1) Lease Terms Applicable. Tenant agrees that any such early occupancy shall be subject to all of the terms and conditions of this Lease.

        (2) Utility Charges. Tenant agrees to pay to Landlord on request all utility charges reasonably allocated to Tenant by Landlord as a result of Tenant's early entry upon and occupancy of the Premises.

        (3) Rent. Commencing upon the date takes occupancy of any portion of the Premises, Tenant shall be charged its prorated share of the rent and its pro rata share of Project Taxes and Operating Expenses on a pro rata basis for the portion(s) of the Premises so utilized.

        (4) Insurance. Prior to any entry upon or occupancy of any portion of the Premises, Tenant shall provide to Landlord certificates evidencing the existence and amounts of insurance carried by Tenant, which coverage shall comply with the provisions of the Lease relating to insurance.

        (5) Laws. Tenant shall comply with all applicable laws, regulations, permits and other approvals required in connection with such early entry and occupancy of the Premises.

        (6) Indemnity. Tenant shall indemnify and save Landlord and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys, fees and legal costs) arising out of the use or occupancy of the Premises and arising from or relating to such early entry and/or occupancy, or arising from any work in the Premises performed by Tenant (with any such work being subject to the provisions of this Lease pertaining to improvements, alterations, installations, repairs and maintenance by Tenant).

CONSENT OF LENDER

48. This Lease may not be amended without the prior consent of Lender, which consent Lender has represented to Tenant shall not be unreasonably withheld.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:                                    TENANT:

MENLO PALO ALTO INVESTORS                    INFORMIX SOFTWARE, INC.
                                             a Delaware corporation

By:       [SIG]                              By:        [SIG]
   ------------------------                     ------------------------
    General Partner                          Title:
                                                   ---------------------
By:       [SIG]
   ------------------------
    General Partner

                                    EXHIBIT A


                            [Description Of Premises]

                                   EXHIBIT B-2


                            East First Floor Premises

                                    EXHIBIT B

                               Tenant Improvements

(a) Improvements. The parties have agreed that Tenant shall bear the cost of the improvements to the Premises as described herein, and for expediency and efficiency, the parties have further agreed that Landlord shall not require that Landlord's contractor be used, or that Landlord be paid a construction management fee. Instead, Tenant shall, through its contractor (who shall be subject to Landlord's reasonable approval), cause to be constructed improvements to the Premises and the common areas of the Project in accordance with plans and specifications approved by Landlord and Tenant. The Premises shall be delivered to Tenant in their present condition and Tenant shall bear all costs (except as provided below) pertaining to improvements to the Premises to make the Premises suitable for Tenant's use (collectively, all of the work to be performed to the interior and to the common areas shall be referred to in the Lease as hereby amended as the "Tenant Improvements"), including certain common area work ("Common Improvements") for (a) remodeling restrooms in compliance with current requirements of the Americans with Disabilities Act, (b) painting and remodeling the lobby, and (c) painting the exterior of the Building. The Tenant Improvements and the Common Improvements shall be made in accordance with plans and specifications approved by Landlord and Tenant, and completed by Tenant through a contractor who shall be subject to Landlord's reasonable approval, in a good and workmanlike manner and in accordance with all applicable laws, rules and regulations. Tenant shall not be required to pay to Landlord a construction management fee, but shall reimburse Landlord for the actual cost (without mark-up) of professional services rendered to Landlord by Landlord's architect and/or contractor (collectively "Landlord's Consultant") to review and approve the plans and specifications for the above-described work on Landlord's behalf. Landlord shall not be liable for the costs or construction of any improvements or alterations to the Premises or the Project, except as provided hereinbelow. In the event the actual cost of construction of the Common Improvements exceeds $150,000, Tenant shall be reimbursed such excess amount (the "Excess Common Cost"). The Excess Common Cost shall be reimbursed to Tenant upon completion of the Tenant Improvements in accordance with the Final Plans, and Landlord's receipt of (i) a certificate of occupancy from the City of Menlo Park, (ii) unconditional lien waivers from all contractors and subcontractors, and (iii) copies of all invoices pertaining to the work. Landlord's Consultant shall in good faith determine the costs allocable to the Tenant Improvements and to the Common Improvements. Should Tenant disagree with the determination by Landlord's Consultant ("Landlord's Determination"), Tenant shall have the right to dispute such determination by providing written notice within five (5) days after receipt of Landlord's Determination that Tenant elects to have such dispute arbitrated. If Tenant fails to give such notice, Tenant shall be deemed to have accepted Landlord's Determination. If Tenant elects to have the matter arbitrated, the matter shall be arbitrated in accordance with Paragraph (e) below. Notwithstanding the foregoing, Landlord shall not be responsible for any, and Tenant shall bear the responsibility for all costs associated with, alterations and improvements required due to Tenant's particular business or particular use of the Premises. Upon completion of the Tenant Improvements, Tenant shall provide to Landlord a full set of as-built plans depicting all of the Tenant Improvements. Tenant shall guarantee lien-free completion of all such improvements.

(b) Plans. Tenant shall prepare and submit to Landlord two (2) sets of final plans and specifications showing the architectural design of the Premises, including the basic mechanical system and electrical system within the Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes. Within five (5) working days after receipt of such final plans and specifications, Landlord shall approve or suggest modifications to such final plans and specifications. Tenant may object to any of the suggested modifications by notice to Landlord within five (5) working days after receipt of such suggested modifications, and unless Tenant so objects such suggested modifications shall be deemed approved by Tenant. Tenant shall also submit all proposed change orders in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed. Any proposed change order shall be deemed approved by Landlord unless Landlord disapproves same within five (5) business days after the proposed change order is submitted to Landlord, provided that Tenant's notice requesting approval of such change order clearly notifies Landlord that the proposed change order shall be deemed approved if not disapproved within five
(5) business days. Tenant shall bear the cost of all change orders (including labor and material costs required thereby) at its sole cost. While Landlord has the right to approve the plans and specifications, Landlord's sole interest in doing so is to protect the Building and Landlord's interests. Accordingly, Tenant shall not rely on Landlord's approvals and Landlord shall not be the guarantor of, nor in any way responsible for, the accuracy or correctness of any such plans and specifications, and Landlord shall incur no liability of any kind by reason of granting any such approvals.

(c) Delays. Notwithstanding the provisions of Paragraph 2 of this Lease, the commencement of the term of this Lease shall not be delayed, and the Commencement Date shall be advanced to the date it would have been but for the delay, if substantial completion is delayed because: (1) construction to be furnished hereunder has not been completed if such construction has been delayed at the instruction of or due to the act or neglect of Tenant, its employees or its contractors; (2) construction has been delayed by Tenant's failure to promptly approve plans, or to accommodate the installation of Tenant's trade fixtures, equipment or improvements; or (3) Tenant has ordered additional improvements not shown in preliminary plans reviewed at the time of the execution of this Lease, or has made changes to the plans after approval thereof by Landlord. Substantial completion of the Premises shall occur when the work to be done in accordance with the approved plans and specifications is substantially completed, notwithstanding that minor details of construction, mechanical adjustments or decorations which do not materially interfere with the use of the Premises remain to be performed, and the Premises shall be deemed substantially complete even though certain portions of the Building, which do not interfere with Tenant's conduct of its business, have not been fully completed, and even though Tenant's furniture, telephones, telecopiers, computers and other office equipment and machines have not been installed, the purchase and installation of which shall be Tenant's sole responsibility.

(d) Early Access. Upon execution and delivery of this Lease accompanied by Tenant's payment of its first month's rent hereunder, and provided that Tenant has in place the insurance required by this Lease, Tenant shall be granted reasonable access to the Premises for the purpose of installing its fixtures, communications cabling and the like. Tenant and Landlord shall use their best efforts to coordinate such installation with the Tenant Improvement work construction schedules to endeavor to avoid delays or interference in the construction of the Tenant Improvement work. Any delay in the Substantial Completion of the Tenant Improvements occasioned by interference due to such early access shall not delay Tenant's obligation to commence paying rent hereunder, which shall commence upon the date that Substantial Completion would have been achieved but for such interference.

(e) Arbitration of Landlord's Determination. In the event Tenant disputes Landlord's Determination as provided in Paragraph (a) above, Tenant's notice of its election to submit the matter to arbitration shall be accompanied by Tenant's determination ("Tenant's Determination") of the cost allocable to the Tenant Improvements and to the Common Improvements. The parties shall resolve this disagreement as follows:

        (i) Within ten (10) days after Tenant delivers Tenant's Determination to Landlord, Landlord and Tenant shall, meet by conference call or in person no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve the disagreement.

      (ii) If, within such ten-day period, the parties cannot reach an agreement, they shall select a neutral, mutually agreeable architect to resolve the dispute. The architect's sole charge shall be to decide which of the two determinations, Landlord's Determination and Tenant's Determination, more accurately describes the cost allocable to the Tenant Improvements and to the Common Improvements. The architect shall be instructed to deliver its decision within ten (10) days after his or her appointment. The determination by such neutral architect shall be conclusive and binding on the parties. Each party shall bear one-half (1/2) the cost, if any, incurred by the architect in resolving this disagreement.

                                    EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM


LANDLORD:             Menlo Palo Alto Investors

TENANT:               Informix Software, Inc.

LEASE DATE:
            ----------------------------
PREMISES:
            ----------------------------


Pursuant to Paragraph 3 of the above referenced Lease, the Commencement Date is hereby established as _______________________, 19______.


                                    LANDLORD:

                                     Menlo Palo Alto Investors,
                                     a California limited partnership

                                     By:
                                        ----------------------------
                                        General Partner



                                     TENANT:

                                     Informix Software, Inc.
                                     a Delaware corporation



                                     By:
                                        ----------------------------

                                     Its:
                                        ----------------------------

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. Sidewalks, halls, passages, exits, entrances, elevator and stairways shall not be obstructed by tenants or used by them for any purpose other than for the ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevator and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employee or invitees of any tenant, shall go upon the roof of the Building, except as authorized by Landlord.

2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of the tenant. If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom. Tenant shall have the right to its share of the directory commensurate with (in proportion to) the square footage of space leased and occupied by Tenant.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside tenant's premises.

5. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 p.m. and at all hours on Saturdays, Sundays and holidays, all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person. During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

6. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the Premises. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person.

7. [Deleted]

8. Each tenant shall see that the doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such Premises, and that all utilities shall be likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness that the tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

9. As more specifically provided in each tenant's Lease of the Premises, tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's HVAC system, and shall refrain from attempting to adjust any controls other than the room thermostats installed for tenant's use.

10. No tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord, which shall not unreasonably be withheld. If Landlord shall give its consent, the tenant shall in each case employ a contractor approved in writing by Landlord for such work, and shall furnish Landlord with a key or access code for any such lock or device.

11. Tenant shall have the right to make additional copies of any keys or access devices provided by Landlord. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished the tenant or which the tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, tenant shall pay Landlord therefor.

12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

13. No tenant shall use or keep in its Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. No tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.

14. No tenant shall use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odor and/or vibrations or interference in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any Premises of the Building.

15. No cooking shall be done or permitted by any tenant on its Premises (except that use by the tenant of Underwriter's Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall the Premises be used for lodging.

16. Except with the prior written consent of Landlord, no tenant shall sell or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on any Premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service of accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenants be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises of any tenant be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such tenant's lease.

17. If tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

18. Landlord will direct electricians as to where and how telephone, telegraphic and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to all Premises shall be subject to the reasonable written approval of Landlord.

19. No tenant shall install any radio or television antenna, loudspeaker or any other devise on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception for or in the Building or elsewhere.

20. No tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21. The elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

22. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of tenant.

23. Business machines and other mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, upon vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move equipment in or out of the Building must be acceptable to Landlord.

24. No tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

25. [Deleted]

26. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into or kept in or about the Premises.

27. Each tenant shall store all its trash and garbage within the interior of its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevator provided for such purposes and at such time as Landlord shall designate.

28. Canvassing, soliciting, distribution of handbills or any other written material, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building.

29. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

30. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

31. Without the prior written consent of Landlord, tenant shall not use the name of the Building in connection with or in promoting or advertising the business of tenant except as tenant's address.

32. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

33. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

34. The requirements of tenants will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

35. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, not prevent Landlord from-thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

36. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein.

37. Tenant shall be responsible for observance of all the foregoing Rules and Regulations by tenant's employees, agents, clients, customers, invitees and guests.

38. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

39. Landlord reserves the right to designate the use of the parking spaces on the Premises.

40. Tenant shall use carpet protectors under all desk chairs.

                                    EXHIBIT E


                                     FORM OF
            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                                   (ATTACHED]

                                    EXHIBIT F


                                     FORM OF
                           TENANT ESTOPPEL CERTIFICATE


                                   [ATTACHED]

                          TENANT ESTOPPEL CERTIFICATE

TO: Aetna Life Insurance Company ("Aetna") and/or whom else it may concern:

THIS IS TO CERTIFY THAT:

1. The undersigned is the lessee ("Tenant") under that certain lease dated ___________ 19__ (the "Lease") by and between _______________________ as lessor
("Landlord") and ____________________________ as Tenant covering those certain premises commonly known and designated as ______________________________________
____________________________________________________ (the "Premises").

2. The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between Tenant and Landlord affecting or relating to the Premises. The Lease represents the entire Agreement between Landlord and Tenant with respect to the Premises. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect, except as indicated below (if none, state "none").

--------------------------------------------------------------------------------

3. Tenant is not entitled to, and has made no agreement(s) with Landlord or its agents or employees concerning free rent, partial rent, release of rent payments, credit or offer or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-out, except as indicated below (if none, state "none").

--------------------------------------------------------------------------------

4. Tenant has accepted and now occupies the Premises, and is and has been open for business since ________________ 19__. The Lease term begins ___________ 19__. The termination date of the present term of the Lease, excluding unexercised renewal is ______________ 19__.

5. Tenant's security deposit is $__________. Tenant has paid rent for the Premises for the period up to and including _________________ 19__. The fixed minimum rent and any additional rent (including Tenant's shares of tax increases and cost of living increases) payable by Tenant presently is $________ per month. No such rent has been paid more than two (2) months in advance of its due date, except as indicated below (if none, state "none").

--------------------------------------------------------------------------------

6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. Tenant has no existing defenses or offsets against the enforcement of this Lease by Landlord.

7. All conditions under this Lease to be performed by Landlord have been satisfied. All required contributions by the Landlord to Tenant on account of Tenant's tenant improvements have been received by Tenant. Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $___________ or if other than cash, describe below (if none state, "none").

--------------------------------------------------------------------------------

8. The Lease contains and Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part, except as described below (if none, state "none").

--------------------------------------------------------------------------------

9. No actions, whether voluntary or otherwise, are pending against Tenant or any general partner of Tenant under the bankruptcy laws of the United States or any sums thereof.

10. No one except Tenant and its employees occupies the Premises. Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state "none").

--------------------------------------------------------------------------------

11. The address for notices to be sent to Tenant is as set forth in the Lease.

12. To the best of Tenant's knowledge, the use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

13. The Premises have not been used and Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.

14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15. [INCLUDE THIS PARAGRAPH FOR LOAN TRANSACTIONS.] Tenant acknowledges that all the interest of Landlord in and to the Lease is being duly assigned to Aetna, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is notified otherwise in writing by Aetna or its successors or assigns.

     It is particularly noted that:

     (a) Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Aetna or its successors or assigns, and without such consent, no rent may be collected or accepted more than two (2) months in advance.

     (b) The interest of Landlord in the Lease has been assigned to Aetna for the purposes specified in the assignment. Aetna, or its successors or assigns, assumed no duty, liability or obligations whatever under the Lease or any extension or renewal thereof.

     (c) Any notices sent to Aetna or its affiliates should be sent by registered mail and addressed to: c/o Aetna Investment Group, 242 Trumbull Street (JG4M), Hartford, Connecticut 06103.

16. Tenant agrees to give any Mortgagee and/or Trust Deed Holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

17. This certification is made to induce Aetna to make certain fundings, knowing that Aetna relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

Dated this ________ day of __________, 19 ___.

                                           ___________________ (TENANT)

                                           By: ________________________

Date: _______________________                  Its:


The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.

                                           ___________________ (OWNER)(LANDLORD)

                                           By: ________________________

Date: _______________________                  Its:

                               AMENDMENT TO LEASE


        This is an Amendment to Lease made with reference to that certain Agreement of Lease dated February 22, 1996 (the "Lease") between Menlo Palo Alto Investors, a general partnership ("Landlord"), and Informix Software, Inc., a Delaware corporation ("Tenant"). The provisions of this Amendment shall supersede any conflicting or inconsistent provisions in the Lease. Landlord and Tenant have agreed that the Common Improvements, as described in the Lease, are to be constructed by Tenant at its cost, the cost limitation heretofore expressed in Exhibit B to the Lease with respect to the Common Improvements is hereby deleted, and accordingly, the parties have agreed to amend the Lease as provided herein.

        1. Amendment. The parties have agreed that Tenant shall perform all the work described in Exhibit B to the Lease as the Tenant Improvements and the Common Improvements, at its sole cost. Accordingly, Exhibit B to the Lease is amended as follows: (1) the phrase "(except as provided below)" is deleted from the third sentence of Paragraph (a), (2) the phrase "except as provided hereinbelow" is deleted from the sixth sentence of Paragraph (a), (3) the seventh through and including the eleventh sentences are deleted from Paragraph
(a), and (4) Paragraph (e), Arbitration of Landlord's Determination, is deleted from Exhibit B. The specifications for painting the exterior of the Building shall be subject to the approval of the parties, as provided in Exhibit B to the Lease, and shall be of a quality at least equivalent to the recommendations made in the letter from Woodson/Barkdale Architects dated July 18, 1994 to Roger Stuhlmuller (a copy of which has been provided to Landlord and Tenant). Tenant shall provide Landlord at least fifteen (15) days prior notice before commencing any work at the Premises to permit Landlord to post such notices as Landlord deems appropriate, including notices of nonresponsibility. Except as amended hereby, the terms and provisions of the Lease shall govern.


        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment to Lease as of March 1, 1996.

LANDLORD:                                    TENANT:

MENLO PALO ALTO INVESTORS                    INFORMIX SOFTWARE, INC.
                                              A Delaware corporation

By:        [SIG]                             By:       [SIG]
   -----------------------                      ----------------------
                                             Title:
                                                   -------------------
By:        [SIG]
   -----------------------

                                   EXHIBIT B-1


                              Second Floor Premises

                                   EXHIBIT B-3


                            West First Floor Premises